EXHIBIT 99.1
NEWS RELEASE

Contact:	Deric Eubanks	Joseph Calabrese
	Chief Financial Officer	Financial Relations Board
	(972) 490-9600	(212) 827-3772

BRAEMAR HOTELS & RESORTS REPORTS
SECOND QUARTER 2024 RESULTS

DALLAS – July 31, 2024 – Braemar Hotels & Resorts Inc. (NYSE: BHR) (“Braemar” or the “Company”) today reported financial results and performance measures for the second quarter ended June 30, 2024. The comparable performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel EBITDA assume each of the hotel properties in the Company’s hotel portfolio as of June 30, 2024, was owned as of the beginning of each of the periods presented. Unless otherwise stated, all reported results compare the second quarter ended June 30, 2024 with the second quarter ended June 30, 2023 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.
SECOND QUARTER 2024 FINANCIAL HIGHLIGHTS
•Comparable RevPAR for all hotels decreased 1.5% over the prior year quarter to $305. Comparable ADR decreased 4.1% over the prior year quarter to $418 and Comparable Occupancy increased 2.7% over the prior year quarter to 72.8%.
•Net loss attributable to common stockholders for the quarter was $(21.9) million or $(0.33) per diluted share.
•Adjusted funds from operations (AFFO) was $0.10 per diluted share for the quarter.
•Adjusted EBITDAre was $42.7 million for the quarter.
•Comparable Hotel EBITDA was $51.1 million for the quarter.
•The Company ended the quarter with cash and cash equivalents of $120.3 million and restricted cash of $60.7 million. The vast majority of the restricted cash is comprised of lender and manager-held reserves. At the end of the quarter, there was also $17.1 million in due from third-party hotel managers, which is primarily the Company’s cash held by one of its property managers and is also available to fund hotel operating costs.
•Net debt to gross assets was 40.4% at the end of the second quarter.
•Capex invested during the quarter was $15.9 million.
RECENT OPERATING HIGHLIGHTS
•Subsequent to quarter end, the Company announced it closed on the previously announced sale of the Hilton La Jolla Torrey Pines for $165 million ($419,000 per key). This hotel was owned by a joint venture in which the Company had a 75% ownership interest.

BHR Reports Second Quarter Results

July 31, 2024
CAPITAL STRUCTURE
As of June 30, 2024, the Company had total assets of $2.2 billion and $1.2 billion of loans of which $44.3 million related to its joint venture partner’s share of the mortgage loans on the Capital Hilton and Hilton La Jolla Torrey Pines. The Company’s total combined loans had a blended average interest rate of 8.1%, taking into account in-the-money interest rate caps. Based on the current level of SOFR, and the Company’s corresponding interest rate caps, approximately 77% of the Company’s consolidated debt is effectively fixed and approximately 23% is effectively floating.
During the quarter, the Company paid off the $30 million loan secured by the 143-room Cameo Beverly Hills in Beverly Hills, California.
During the quarter, the Company announced a shareholder value creation plan that includes the sale of the Hilton La Jolla Torrey Pines as well as the potential sale of one or two additional hotels, the payoff of its remaining 2024 debt maturities, a $50 million preferred share redemption program, and a new $50 million share buyback authorization. To date, the Company has redeemed approximately $40.1 million of its non-traded preferred stock.
Subsequent to quarter end, the Company closed on the previously announced sale of the Hilton La Jolla Torrey Pines for $165 million ($419,000 per key). Including anticipated capital expenditures of $40 million, the sale price represented a 7.2% capitalization rate on net operating income for the trailing twelve months ended March 31, 2024.

DIVIDENDS
On July 11, 2024, the Company announced that its Board of Directors declared a quarterly cash dividend of $0.05 per diluted share for the Company’s common stock for the third quarter ending September 30, 2024. The dividend, which equates to an annual rate of $0.20 per share, will be paid on October 15, 2024, to stockholders of record as of September 30, 2024. The Board of Directors will review its dividend policy on a quarter-to-quarter basis, with a view to increasing it as financial performance continues to improve. The adoption of a dividend policy does not commit the Board of Directors to declare future dividends or the amount thereof.

HOTEL EBITDA MARGINS AND QUARTERLY SEASONALITY TRENDS
The Company believes year-over-year Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin comparisons are more meaningful to gauge the performance of the Company’s hotels than sequential quarter-over-quarter comparisons. To help investors better understand the substantial seasonality in the Company’s portfolio, the Company provides quarterly detail on its Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin for the current and certain prior-year periods based upon the number of hotels in the Company’s portfolio as of the end of the current period. As the Company’s portfolio mix changes from time to time, so will the seasonality for Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin.
“We are very pleased with the performance of our urban hotels during the quarter, which reported a RevPAR increase of 6.3% over the prior year quarter,” noted Richard J. Stockton, Braemar’s President and Chief Executive Officer. “As we look ahead, we believe our portfolio is well-positioned to outperform in both the near-term and long-term.” Mr. Stockton continued, “Additionally, we continue to make meaningful progress executing against our recently announced shareholder value creation plan. Demonstrating our focus on maximizing value for our investors, this includes our recent sale of the Hilton La Jolla Torrey Pines at a very attractive cap rate, the continued evaluation of additional potential asset sales, our $50 million preferred share redemption program, and the $50 million share buyback authorization.”

BHR Reports Second Quarter Results

July 31, 2024

INVESTOR CONFERENCE CALL AND SIMULCAST
Braemar will conduct a conference call on Thursday, August 1, 2024, at 11:00 a.m. ET. The number to call for this interactive teleconference is (646) 960-0284. A replay of the conference call will be available through Thursday, August 8, 2024, by dialing (609) 800-9909 and entering the confirmation number, 2925607.
The Company will also provide an online simulcast and rebroadcast of its second quarter 2024 earnings release conference call. The live broadcast of Braemar’s quarterly conference call will be available online at the Company’s website, www.bhrreit.com, on Thursday, August 1, 2024, beginning at 11:00 a.m. ET. The online replay will follow shortly after the call and continue for approximately one year.
We use certain non-GAAP measures, in addition to the required GAAP presentations, as we believe these measures improve the understanding of our operational results and make comparisons of operating results among peer real estate investment trusts more meaningful. Non-GAAP financial measures, which should not be relied upon as a substitute for GAAP measures, used in this press release are FFO, AFFO, EBITDA, EBITDAre, Adjusted EBITDAre, and Hotel EBITDA. Please refer to our most recently filed Annual Report on Form 10-K for a more detailed description of how these non-GAAP measures are calculated. The reconciliations of non-GAAP measures to the closest GAAP measures are provided below and provide further details of our results for the period being reported.
This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities. Securities will be offered only by means of a registration statement and prospectus which can be found at www.sec.gov.
* * * * *
Braemar Hotels & Resorts is a real estate investment trust (REIT) focused on investing in luxury hotels and resorts.
Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, among others, statements about the Company’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Braemar’s control.
These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: our ability to repay, refinance or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; risks associated with our ability to effectuate our dividend policy, including factors such as operating results and the economic outlook influencing our board’s decision whether to pay further dividends at levels previously disclosed or to use available cash to pay dividends; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock and preferred stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Braemar’s filings with the Securities and Exchange Commission.
The forward-looking statements included in this press release are only made as of the date of this press release. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider this risk when you make an investment decision concerning our securities. Investors should not place undue reliance on

BHR Reports Second Quarter Results

July 31, 2024
these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share amounts)
(unaudited)

	June 30, 2024	December 31, 2023
ASSETS
Investments in hotel properties, gross	$2,269,523	$2,382,716
Accumulated depreciation	(469,885)	(498,508)
Investments in hotel properties, net	1,799,638	1,884,208
Cash and cash equivalents	114,607	85,599
Restricted cash	52,339	80,904
Accounts receivable, net of allowance of $201 and $237, respectively	32,412	39,199
Inventories	4,634	5,003
Prepaid expenses	4,929	9,938
Deferred costs, net	75	75
Investment in OpenKey	1,540	1,674
Derivative assets	2,177	2,847
Other assets	19,349	17,751
Operating lease right-of-use assets	34,317	78,383
Intangible assets, net	3,314	3,504
Due from related parties, net	365	—
Due from third-party hotel managers	17,088	17,739
Assets held for sale	124,931	—
Total assets	$2,211,715	$2,226,824

LIABILITIES AND EQUITY
Liabilities:
Indebtedness, net	$1,128,439	$1,162,444
Accounts payable and accrued expenses	129,667	149,867
Dividends and distributions payable	9,333	9,158
Due to Ashford Inc., net	2,571	1,471
Due to related parties, net	—	603
Due to third-party hotel managers	674	1,608
Operating lease liabilities	19,110	60,379
Derivative liabilities	—	12
Other liabilities	23,740	22,756
Liabilities associated with assets held for sale	113,460	—
Total liabilities	1,426,994	1,408,298

5.50% Series B Cumulative Convertible Preferred Stock, $0.01 par value, 3,078,017 shares issued and outstanding at June 30, 2024 and December 31, 2023	65,426	65,426
Series E Redeemable Preferred Stock, $0.01 par value,16,142,351 and 16,316,315 shares issued and outstanding at June 30, 2024 and December 31, 2023, respectively	374,847	377,035
Series M Redeemable Preferred Stock, $0.01 par value, 1,622,773 and 1,832,805 shares issued and outstanding at June 30, 2024 and December 31, 2023, respectively	40,569	45,623
Redeemable noncontrolling interests in operating partnership	31,579	32,395
Equity:
Preferred stock, $0.01 par value, 80,000,000 shares authorized:
Series D Cumulative Preferred Stock, 1,600,000 shares issued and outstanding at June 30, 2024 and December 31, 2023	16	16
Common stock, $0.01 par value, 250,000,000 shares authorized, 66,522,206 and 66,636,353 shares issued and outstanding at June 30, 2024 and December 31, 2023, respectively	665	666
Additional paid-in capital	718,901	718,498
Accumulated deficit	(437,302)	(412,199)
Total stockholders' equity of the Company	282,280	306,981
Noncontrolling interest in consolidated entities	(9,980)	(8,934)
Total equity	272,300	298,047
Total liabilities and equity	$2,211,715	$2,226,824

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2024	2023	2024	2023
REVENUE
Rooms	$116,227	$117,137	$254,779	$254,664
Food and beverage	47,563	47,776	101,110	100,004
Other	23,797	21,794	50,777	47,340
Total hotel revenue	187,587	186,707	406,666	402,008
EXPENSES
Hotel operating expenses:
Rooms	27,476	26,705	55,740	54,063
Food and beverage	36,664	36,365	77,381	76,104
Other expenses	58,155	56,297	118,231	118,592
Management fees	6,068	5,880	13,044	12,585
Total hotel operating expenses	128,363	125,247	264,396	261,344
Property taxes, insurance and other	10,058	9,396	20,755	17,512
Depreciation and amortization	24,694	22,567	50,114	45,088
Advisory services fee:
Base advisory fee	3,336	3,667	6,663	7,307
Reimbursable expenses	2,961	2,042	5,226	4,064
Incentive fee	648	—	648	—
Stock/unit-based compensation	883	2,506	1,991	4,792
Corporate, general and administrative:
Stock/unit-based compensation	252	391	269	428
Other general and administrative	4,217	3,505	1,962	6,288
Total operating expenses	175,412	169,321	352,024	346,823
OPERATING INCOME (LOSS)	12,175	17,386	54,642	55,185
Equity in earnings (loss) of unconsolidated entity	(85)	(75)	(134)	(148)
Interest income	1,072	2,295	1,868	4,403
Other income (expense)	—	—	—	—
Interest expense	(25,834)	(22,915)	(51,014)	(45,026)
Amortization of loan costs	(1,451)	(685)	(2,762)	(1,447)
Write-off of loan costs and exit fees	(82)	(248)	(803)	(260)
Gain (loss) on extinguishment of debt	(22)	—	(22)	2,318
Realized and unrealized gain (loss) on derivatives	326	1,029	1,258	695
INCOME (LOSS) BEFORE INCOME TAXES	(13,901)	(3,213)	3,033	15,720
Income tax (expense) benefit	114	75	(1,338)	(2,254)
NET INCOME (LOSS)	(13,787)	(3,138)	1,695	13,466
(Income) loss attributable to noncontrolling interest in consolidated entities	303	367	1,046	58
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	1,919	925	1,623	664
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(11,565)	(1,846)	4,364	14,188
Preferred dividends	(10,329)	(10,877)	(20,736)	(21,227)
Deemed dividends on redeemable preferred stock	(26)	(301)	(2,024)	(2,755)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(21,920)	$(13,024)	$(18,396)	$(9,794)

INCOME (LOSS) PER SHARE – BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$(0.33)	$(0.20)	$(0.28)	$(0.14)
Weighted average common shares outstanding – basic	66,501	65,806	66,478	68,378
Diluted:
Net income (loss) attributable to common stockholders	$(0.33)	$(0.20)	$(0.28)	$(0.14)
Weighted average common shares outstanding – diluted	66,501	65,806	66,478	68,378
Dividends declared per common share	$0.05	$0.05	$0.10	$0.10

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, EBITDAre AND ADJUSTED EBITDAre
(in thousands)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2024	2023	2024	2023
Net income (loss)	$(13,787)	$(3,138)	$1,695	$13,466
Interest expense and amortization of loan costs	27,285	23,600	53,776	46,473
Depreciation and amortization	24,694	22,567	50,114	45,088
Income tax expense (benefit)	(114)	(75)	1,338	2,254
Equity in (earnings) loss of unconsolidated entity	85	75	134	148
Company's portion of EBITDA of OpenKey	(82)	(80)	(139)	(157)
EBITDA and EBITDAre	38,081	42,949	106,918	107,272
Amortization of favorable (unfavorable) contract assets (liabilities)	118	118	237	237
Transaction and conversion costs	53	1,056	(5,574)	2,251
Write-off of loan costs and exit fees	82	248	803	260
Realized and unrealized (gain) loss on derivatives	(326)	(1,029)	(1,258)	(695)
Stock/unit-based compensation	1,135	2,899	2,262	5,227
Legal, advisory and settlement costs	2,870	12	4,817	81
Advisory services incentive fee	648	—	648	—
(Gain) loss on extinguishment of debt	22	—	22	(2,318)
Company's portion of adjustments to EBITDAre of OpenKey	3	—	3	—
Adjusted EBITDAre	$42,686	$46,253	$108,878	$112,315
BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS ("FFO") AND ADJUSTED FFO
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2024	2023	2024	2023
Net income (loss)	$(13,787)	$(3,138)	$1,695	$13,466
(Income) loss attributable to noncontrolling interest in consolidated entities	303	367	1,046	58
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	1,919	925	1,623	664
Preferred dividends	(10,329)	(10,877)	(20,736)	(21,227)
Deemed dividends on redeemable preferred stock	(26)	(301)	(2,024)	(2,755)
Net income (loss) attributable to common stockholders	(21,920)	(13,024)	(18,396)	(9,794)
Depreciation and amortization on real estate	23,696	21,763	47,876	43,548
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(1,919)	(925)	(1,623)	(664)
Equity in (earnings) loss of unconsolidated entity	85	75	134	148
Company's portion of FFO of OpenKey	(95)	(85)	(162)	(163)
FFO available to common stockholders and OP unitholders	(153)	7,804	27,829	33,075
Deemed dividends on redeemable preferred stock	26	301	2,024	2,755
Transaction and conversion costs	53	1,056	(5,574)	2,251
Write-off of premiums, loan costs and exit fees	82	248	803	260
Unrealized (gain) loss on derivatives	1,213	1,253	1,952	3,454
Stock/unit-based compensation	1,135	2,899	2,262	5,227
Legal, advisory and settlement costs	2,870	12	4,817	81
Interest expense accretion on refundable membership club deposits	150	164	315	342
Amortization of loan costs	1,319	661	2,527	1,400
Advisory services incentive fee	648	—	648	—
(Gain) loss on extinguishment of debt	22	—	22	(2,318)
Company's portion of adjustments to FFO of OpenKey	3	—	3	—
Adjusted FFO available to common stockholders and OP unitholders	$7,368	$14,398	$37,628	$46,527
Adjusted FFO per diluted share available to common stockholders and OP unitholders	$0.10	$0.20	$0.52	$0.63
Weighted average diluted shares	72,904	71,317	72,637	74,300

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SUMMARY OF INDEBTEDNESS
June 30, 2024
(dollars in thousands)
(unaudited)

Lender	Hotels	Current Maturity	Final Maturity (12)	Interest Rate	Fixed-Rate Debt	Floating-Rate Debt		Total Debt	TTM Hotel Net Income	TTM Hotel Net Income Debt Yield	Comparable TTM Hotel EBITDA (13)	Comparable TTM Hotel EBITDA Debt Yield
Prudential	Hilton La Jolla Torrey Pines	August 2024	August 2024	9.00%	$66,600	$—	(3)	$66,600	$13,509	20.3%	$18,045	27.1%
BAML	The Ritz-Carlton Lake Tahoe	January 2025	January 2026	SOFR (1) + 3.60%	—	53,413	(4)	53,413	(9,997)	(18.7)%	3,068	5.7%
Credit Agricole	Park Hyatt Beaver Creek Resort & Spa	February 2025	February 2027	SOFR (1) + 2.86%	—	70,500	(5)	70,500	1,193	1.7%	12,315	17.5%
BAML	See footnote	June 2025	June 2025	SOFR (1) + 2.66%	—	293,180	(6)	293,180	10,427	3.6%	39,354	13.4%
Apollo	The Ritz-Carlton St. Thomas	August 2025	August 2026	SOFR (1) + 4.35%	—	42,500	(7)	42,500	10,229	24.1%	22,857	53.8%
BAML	Pier House Resort & Spa	September 2025	September 2026	SOFR (1) + 3.60%	—	80,000	(4)	80,000	5,145	6.4%	14,192	17.7%
Macquarie CAF LLC	The Ritz-Carlton Reserve Dorado Beach	March 2026	March 2026	SOFR (1) + 4.75%	—	62,000		62,000	10,583	17.1%	20,004	32.3%
Convertible Senior Notes	N/A	June 2026	June 2026	4.50%	86,250	—		86,250	N/A	N/A	N/A	N/A
BAML Credit Facility	See footnote	July 2026	July 2027	Base Rate (2) + 1.25% to 2.00% or SOFR (1) + 2.35% to 3.10%	—	200,000	(8)	200,000	18,720	9.4%	32,359	16.2%
Aareal Capital Corporation	Four Seasons Resort Scottsdale	December 2026	December 2028	SOFR (1) + 3.75%	—	140,000	(9)	140,000	504	0.4%	23,564	16.8%
Aareal Capital Corporation	Capital Hilton	December 2026	December 2028	SOFR (1) + 3.75%	—	110,600	(10)	110,600	3,564	3.2%	17,171	15.5%
Unencumbered hotel	Cameo Beverly Hills				—	—		—	(5,876)	N/A	(889)	N/A
Total					$152,850	$1,052,193		$1,205,043	$58,001	4.8%	$202,040	16.8%
Percentage					12.7%	87.3%		100.0%
Weighted average interest rate (11)					6.46%	8.32%		8.08%
All indebtedness is non-recourse with the exception of the convertible senior notes and the credit facility.
(1)    SOFR rate was 5.34% at June 30, 2024.
(2)    Base Rate, as defined in the secured credit facility agreement, is the greater of (i) the prime rate set by Bank of America, (ii) federal funds rate + 0.50%, (iii) Term SOFR + 1.00%, or (iv) 1.00%.
(3)    On July 17, 2024, we sold this property for $165.0 million and repaid this mortgage loan.
(4)    This mortgage loan has one one-year extension option subject to satisfaction of certain conditions.
(5)    This mortgage loan has three one-year extension options subject to satisfaction of certain conditions, of which the first was exercised in February 2024.
(6)    This mortgage loan has five one-year extension options subject to satisfaction of certain conditions, of which the fourth was exercised in June 2023. This mortgage loan is secured by the Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel.
(7)    This mortgage loan has one one-year extension option, subject to satisfaction of certain conditions. This amended mortgage loan has a SOFR floor of 4.00%.
(8)    This credit facility has one one-year extension option subject to satisfaction of certain conditions. This credit facility is secured by the Bardessono Hotel & Spa, Hotel Yountville and The Ritz-Carlton Sarasota.
(9)    This mortgage loan has two one-year extension options subject to satisfaction of certain conditions. This mortgage loan has a SOFR floor of 1.00%.
(10)    This mortgage loan has two one-year extension options subject to satisfaction of certain conditions. This mortgage loan has a SOFR floor of 2.00%.
(11)    The weighted average interest rates are adjusted for in-the-money interest rate caps.
(12)    The final maturity date assumes all available extension options will be exercised.
(13)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
INDEBTEDNESS BY MATURITY ASSUMING EXTENSION OPTIONS ARE EXERCISED
June 30, 2024
(dollars in thousands)
(unaudited)

Lender	Hotels	2024	2025	2026	2027	2028	Thereafter	Total
Prudential	Hilton La Jolla Torrey Pines (1)	$66,600	$—	$—	$—	$—	$—	$66,600
BAML	See footnote 2	—	293,180	—	—	—	—	293,180
Apollo	The Ritz-Carlton St. Thomas	—	—	42,500	—	—	—	42,500
BAML	Pier House Resort & Spa	—	—	80,000	—	—	—	80,000
BAML	The Ritz-Carlton Lake Tahoe	—	—	53,413	—	—	—	53,413
Macquarie CAF LLC	The Ritz-Carlton Reserve Dorado Beach	—	—	62,000	—	—	—	62,000
Convertible Senior Notes	N/A	—	—	86,250	—	—	—	86,250
Credit Agricole	Park Hyatt Beaver Creek Resort & Spa	—	—	—	70,500	—	—	70,500
BAML Credit Facility	See footnote 3	—	—	—	200,000	—	—	200,000
Aareal Capital Corporation	Four Seasons Resort Scottsdale	—	—	—	—	136,000	—	136,000
Aareal Capital Corporation	Capital Hilton	—	—	—	—	106,600	—	106,600
Principal due in future periods		$66,600	$293,180	$324,163	$270,500	$242,600	$—	$1,197,043
Scheduled amortization payments remaining		—	—	—	4,000	4,000	—	8,000
Total indebtedness		$66,600	$293,180	$324,163	$274,500	$246,600	$—	$1,205,043
(1)    On July 17, 2024, we sold this property for $165.0 million and repaid this mortgage loan.
(2)    This mortgage loan is secured by the Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel.
(3)    This credit facility is secured by the Bardessono Hotel & Spa, Hotel Yountville and The Ritz-Carlton Sarasota.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
KEY PERFORMANCE INDICATORS
(unaudited)

ALL HOTELS:
	Three Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2024	2024	2024	2023	2023	2023	% Variance	% Variance
Rooms revenue (in thousands)	$117,107	$—	$117,107	$118,603	$—	$118,603	(1.26)%	(1.26)%
RevPAR	$304.66	$—	$304.66	$309.21	$—	$309.21	(1.47)%	(1.47)%
Occupancy	72.82%	—%	72.82%	70.91%	—%	70.91%	2.69%	2.69%
ADR	$418.38	$—	$418.38	$436.07	$—	$436.07	(4.06)%	(4.06)%

ALL HOTELS:
	Six Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2024	2024	2024	2023	2023	2023	% Variance	% Variance
Rooms revenue (in thousands)	$258,542	$—	$258,542	$258,426	$—	$258,426	0.04%	0.04%
RevPAR	$336.37	$—	$336.37	$338.78	$—	$338.78	(0.71)%	(0.71)%
Occupancy	69.10%	—%	69.10%	67.90%	—%	67.90%	1.77%	1.77%
ADR	$486.76	$—	$486.76	$498.95	$—	$498.95	(2.44)%	(2.44)%
NOTES:
(1)    The above comparable information assumes the 16 hotel properties owned and included in the Company's operations at June 30, 2024, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.

ALL HOTELS NOT UNDER RENOVATION:
	Three Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2024	2024	2024	2023	2023	2023	% Variance	% Variance
Rooms revenue (in thousands)	$113,283	$—	$113,283	$114,070	$—	$114,070	(0.69)%	(0.69)%
RevPAR	$308.06	$—	$308.06	$310.89	$—	$310.89	(0.91)%	(0.91)%
Occupancy	74.18%	—%	74.18%	71.72%	—%	71.72%	3.43%	3.43%
ADR	$415.27	$—	$415.27	$433.48	$—	$433.48	(4.20)%	(4.20)%

ALL HOTELS NOT UNDER RENOVATION:
	Six Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2024	2024	2024	2023	2023	2023	% Variance	% Variance
Rooms revenue (in thousands)	$243,114	$—	$243,114	$241,153	$—	$241,153	0.81%	0.81%
RevPAR	$330.62	$—	$330.62	$330.48	$—	$330.48	0.04%	0.04%
Occupancy	69.91%	—%	69.91%	68.26%	—%	68.26%	2.42%	2.42%
ADR	$472.90	$—	$472.90	$484.18	$—	$484.18	(2.33)%	(2.33)%
NOTES:
(1)    The above comparable information assumes the 15 hotel properties owned and included in the Company's operations at June 30, 2024, and not under renovation during the three months ended June 30, 2024, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    Excluded hotels under renovation:
The Ritz-Carlton Lake Tahoe

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
HOTEL NET INCOME (LOSS) & EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS:	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2024	2023	% Variance	2024	2023	% Variance
Total hotel revenue	$188,307	$187,905	0.21%	$409,745	$405,085	1.15%
Non-comparable adjustments	—	—		—	—
Comparable total hotel revenue	$188,307	$187,905	0.21%	$409,745	$405,085	1.15%

Hotel net income (loss)	$14,032	$18,143	(22.66)%	$50,270	$55,896	(10.07)%
Non-comparable adjustments	—	—		—	—
Comparable hotel net income (loss)	$14,032	$18,143	(22.66)%	$50,270	$55,896	(10.07)%
Hotel net income (loss) margin	7.45%	9.66%	(2.21)%	12.27%	13.80%	(1.53)%
Comparable hotel net income margin	7.45%	—%	7.45%	12.27%	13.80%	(1.53)%

Hotel EBITDA	$51,078	$53,660	(4.81)%	$122,057	$126,456	(3.48)%
Non-comparable adjustments	—	—		—	—
Comparable hotel EBITDA	$51,078	$53,660	(4.81)%	$122,057	$126,456	(3.48)%
Hotel EBITDA margin	27.12%	28.56%	(1.44)%	29.79%	31.22%	(1.43)%
Comparable hotel EBITDA margin	27.12%	28.56%	(1.44)%	29.79%	31.22%	(1.43)%

Hotel net income (loss) adjustments attributable to consolidated noncontrolling interests	$2,066	$1,757	17.57%	$2,737	$2,911	(5.98)%
Hotel net income (loss) attributable to the Company and OP unitholders	$11,966	$16,386	(26.97)%	$47,533	$52,985	(10.29)%
Comparable hotel net income (loss) attributable to the Company and OP unitholders	$11,966	$16,386	(26.97)%	$47,533	$52,985	(10.29)%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$3,211	$2,618	22.64%	$5,186	$4,561	13.71%
Hotel EBITDA attributable to the Company and OP unitholders	$47,867	$51,042	(6.22)%	$116,871	$121,896	(4.12)%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$47,867	$51,042	(6.22)%	$116,871	$121,896	(4.12)%
NOTES:
(1)    The above comparable information assumes the 16 hotel properties owned and included in the Company's operations at June 30, 2024, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    Total hotel revenue includes the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with the Ritz-Carlton Lake Tahoe and the Ritz-Carlton Reserve Dorado Beach hotels.
(4)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
HOTEL NET INCOME (LOSS) & EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS NOT UNDER RENOVATION:	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2024	2023	% Variance	2024	2023	% Variance
Total hotel revenue	$180,644	$178,042	1.46%	$384,176	$375,398	2.34%
Non-comparable adjustments	—	—		—	—
Comparable total hotel revenue	$180,644	$178,042	1.46%	$384,176	$375,398	2.34%

Hotel net income (loss)	$18,694	$20,593	(9.22)%	$54,399	$54,717	(0.58)%
Non-comparable adjustments	—	—		—	—
Comparable hotel net income (loss)	$18,694	$20,593	(9.22)%	$54,399	$54,717	(0.58)%
Hotel net income (loss) margin	10.35%	11.57%	(1.22)%	14.16%	14.58%	(0.42)%
Comparable hotel net income margin	10.35%	11.57%	(1.22)%	14.16%	14.58%	(0.42)%

Hotel EBITDA	$52,128	$53,775	(3.06)%	$119,077	$120,462	(1.15)%
Non-comparable adjustments	—	—		—	—
Comparable hotel EBITDA	$52,128	$53,775	(3.06)%	$119,077	$120,462	(1.15)%
Hotel EBITDA margin	28.86%	30.20%	(1.34)%	31.00%	32.09%	(1.09)%
Comparable hotel EBITDA margin	28.86%	30.20%	(1.34)%	31.00%	32.09%	(1.09)%

Hotel net income (loss) adjustments attributable to consolidated noncontrolling interests	$2,066	$1,757	17.57%	$2,737	$2,911	(5.98)%
Hotel net income (loss) attributable to the Company and OP unitholders	$16,628	$18,836	(11.72)%	$51,662	$51,806	(0.28)%
Comparable hotel net income (loss) attributable to the Company and OP unitholders	$16,628	$18,836	(11.72)%	$51,662	$51,806	(0.28)%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$3,211	$2,618	22.64%	$5,186	$4,561	13.71%
Hotel EBITDA attributable to the Company and OP unitholders	$48,917	$51,157	(4.38)%	$113,891	$115,902	(1.73)%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$48,917	$51,157	(4.38)%	$113,891	$115,902	(1.73)%
NOTES:
(1)    The above comparable information assumes the 15 hotel properties owned and included in the Company's operations at June 30, 2024, and not under renovation during the three months ended June 30, 2024, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    Total hotel revenue includes the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with the Ritz-Carlton Lake Tahoe and the Ritz-Carlton Reserve Dorado Beach hotels.
(4)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.
(5)    Excluded hotels under renovation:
The Ritz-Carlton Lake Tahoe

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY
(in thousands, except operating information)
(unaudited)

	Three Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2024	2024	2024	2023	2023	2023	% Variance	% Variance
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$13,511	$—	$13,511	$11,433	$—	$11,433	18.18%	18.18%
Total hotel revenue	$19,966	$—	$19,966	$17,580	$—	$17,580	13.57%	13.57%
Hotel net income (loss)	$4,307	$—	$4,307	$3,924	$—	$3,924	9.76%	9.76%
Hotel net income (loss) margin	21.57%		21.57%	22.32%		22.32%	(0.75)%	(0.75)%
Hotel EBITDA	$7,856	$—	$7,856	$6,342	$—	$6,342	23.87%	23.87%
Hotel EBITDA margin	39.35%		39.35%	36.08%		36.08%	3.27%	3.27%
Selected Operating Information:
RevPAR	$265.60	$—	$265.60	$228.41	$—	$228.41	16.28%	16.28%
Occupancy	89.25%	—%	89.25%	82.06%	—%	82.06%	8.76%	8.76%
ADR	$297.60	$—	$297.60	$278.35	$—	$278.35	6.92%	6.92%

HILTON LA JOLLA TORREY PINES
Selected Financial Information:
Rooms revenue	$7,832	$—	$7,832	$7,242	$—	$7,242	8.15%	8.15%
Total hotel revenue	$14,112	$—	$14,112	$12,411	$—	$12,411	13.71%	13.71%
Hotel net income (loss)	$3,957	$—	$3,957	$3,105	$—	$3,105	27.44%	27.44%
Hotel net income (loss) margin	28.04%		28.04%	25.02%		25.02%	3.02%	3.02%
Hotel EBITDA	$4,987	$—	$4,987	$4,130	$—	$4,130	20.75%	20.75%
Hotel EBITDA margin	35.34%		35.34%	33.28%		33.28%	2.06%	2.06%
Selected Operating Information:
RevPAR	$218.44	$—	$218.44	$201.99	$—	$201.99	8.14%	8.14%
Occupancy	86.08%	—%	86.08%	82.23%	—%	82.23%	4.68%	4.68%
ADR	$253.77	$—	$253.77	$245.65	$—	$245.65	3.31%	3.31%

SOFITEL CHICAGO MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$8,347	$—	$8,347	$7,738	$—	$7,738	7.87%	7.87%
Total hotel revenue	$11,345	$—	$11,345	$10,097	$—	$10,097	12.36%	12.36%
Hotel net income (loss)	$2,645	$—	$2,645	$1,890	$—	$1,890	39.95%	39.95%
Hotel net income (loss) margin	23.31%		23.31%	18.72%		18.72%	4.59%	4.59%
Hotel EBITDA	$3,801	$—	$3,801	$3,033	$—	$3,033	25.32%	25.32%
Hotel EBITDA margin	33.50%		33.50%	30.04%		30.04%	3.46%	3.46%
Selected Operating Information:
RevPAR	$221.02	$—	$221.02	$204.90	$—	$204.90	7.87%	7.87%
Occupancy	80.03%	—%	80.03%	74.60%	—%	74.60%	7.28%	7.28%
ADR	$276.16	$—	$276.16	$274.66	$—	$274.66	0.55%	0.55%

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$4,477	$—	$4,477	$4,761	$—	$4,761	(5.97)%	(5.97)%
Total hotel revenue	$5,912	$—	$5,912	$6,283	$—	$6,283	(5.90)%	(5.90)%
Hotel net income (loss)	$1,030	$—	$1,030	$764	$—	$764	34.82%	34.82%
Hotel net income (loss) margin	17.42%		17.42%	12.16%		12.16%	5.26%	5.26%
Hotel EBITDA	$1,810	$—	$1,810	$2,244	$—	$2,244	(19.34)%	(19.34)%
Hotel EBITDA margin	30.62%		30.62%	35.72%		35.72%	(5.10)%	(5.10)%
Selected Operating Information:
RevPAR	$756.79	$—	$756.79	$804.88	$—	$804.88	(5.97)%	(5.97)%
Occupancy	72.36%	—%	72.36%	72.87%	—%	72.87%	(0.70)%	(0.70)%
ADR	$1,045.90	$—	$1,045.90	$1,104.60	$—	$1,104.60	(5.31)%	(5.31)%

	Three Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2024	2024	2024	2023	2023	2023	% Variance	% Variance
PIER HOUSE RESORT & SPA
Selected Financial Information:
Rooms revenue	$5,567	$—	$5,567	$5,903	$—	$5,903	(5.69)%	(5.69)%
Total hotel revenue	$7,251	$—	$7,251	$7,484	$—	$7,484	(3.11)%	(3.11)%
Hotel net income (loss)	$832	$—	$832	$1,709	$—	$1,709	(51.32)%	(51.32)%
Hotel net income (loss) margin	11.47%		11.47%	22.84%		22.84%	(11.37)%	(11.37)%
Hotel EBITDA	$3,257	$—	$3,257	$3,775	$—	$3,775	(13.72)%	(13.72)%
Hotel EBITDA margin	44.92%		44.92%	50.44%		50.44%	(5.52)%	(5.52)%
Selected Operating Information:
RevPAR	$430.83	$—	$430.83	$456.90	$—	$456.90	(5.71)%	(5.71)%
Occupancy	68.60%	—%	68.60%	71.18%	—%	71.18%	(3.62)%	(3.62)%
ADR	$628.07	$—	$628.07	$641.89	$—	$641.89	(2.15)%	(2.15)%

HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$3,282	$—	$3,282	$3,254	$—	$3,254	0.86%	0.86%
Total hotel revenue	$4,260	$—	$4,260	$3,982	$—	$3,982	6.98%	6.98%
Hotel net income (loss)	$1,005	$—	$1,005	$13	$—	$13	7,630.77%	7,630.77%
Hotel net income (loss) margin	23.59%		23.59%	0.33%		0.33%	23.26%	23.26%
Hotel EBITDA	$1,441	$—	$1,441	$1,420	$—	$1,420	1.48%	1.48%
Hotel EBITDA margin	33.83%		33.83%	35.66%		35.66%	(1.83)%	(1.83)%
Selected Operating Information:
RevPAR	$450.86	$—	$450.86	$447.05	$—	$447.05	0.85%	0.85%
Occupancy	65.27%	—%	65.27%	58.54%	—%	58.54%	11.50%	11.50%
ADR	$690.72	$—	$690.72	$763.61	$—	$763.61	(9.55)%	(9.55)%

PARK HYATT BEAVER CREEK RESORT & SPA
Selected Financial Information:
Rooms revenue	$1,912	$—	$1,912	$1,866	$—	$1,866	2.47%	2.47%
Total hotel revenue	$5,395	$—	$5,395	$5,366	$—	$5,366	0.54%	0.54%
Hotel net income (loss)	$(3,583)	$—	$(3,583)	$(4,002)	$—	$(4,002)	10.47%	10.47%
Hotel net income (loss) margin	(66.41)%		(66.41)%	(74.58)%		(74.58)%	8.17%	8.17%
Hotel EBITDA	$(942)	$—	$(942)	$(1,190)	$—	$(1,190)	20.84%	20.84%
Hotel EBITDA margin	(17.46)%		(17.46)%	(22.18)%		(22.18)%	4.72%	4.72%
Selected Operating Information:
RevPAR	$108.81	$—	$108.81	$106.17	$—	$106.17	2.49%	2.49%
Occupancy	38.06%	—%	38.06%	33.93%	—%	33.93%	12.17%	12.17%
ADR	$285.88	$—	$285.88	$312.86	$—	$312.86	(8.62)%	(8.62)%

THE NOTARY HOTEL
Selected Financial Information:
Rooms revenue	$8,642	$—	$8,642	$7,643	$—	$7,643	13.07%	13.07%
Total hotel revenue	$10,753	$—	$10,753	$9,642	$—	$9,642	11.52%	11.52%
Hotel net income (loss)	$2,744	$—	$2,744	$1,388	$—	$1,388	97.69%	97.69%
Hotel net income (loss) margin	25.52%		25.52%	14.40%		14.40%	11.12%	11.12%
Hotel EBITDA	$4,286	$—	$4,286	$3,586	$—	$3,586	19.52%	19.52%
Hotel EBITDA margin	39.86%		39.86%	37.19%		37.19%	2.67%	2.67%
Selected Operating Information:
RevPAR	$190.31	$—	$190.31	$168.33	$—	$168.33	13.06%	13.06%
Occupancy	76.10%	—%	76.10%	70.66%	—%	70.66%	7.70%	7.70%
ADR	$250.09	$—	$250.09	$238.24	$—	$238.24	4.97%	4.97%

	Three Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2024	2024	2024	2023	2023	2023	% Variance	% Variance
THE CLANCY
Selected Financial Information:
Rooms revenue	$7,668	$—	$7,668	$8,217	$—	$8,217	(6.68)%	(6.68)%
Total hotel revenue	$9,379	$—	$9,379	$9,779	$—	$9,779	(4.09)%	(4.09)%
Hotel net income (loss)	$(983)	$—	$(983)	$37	$—	$37	(2,756.76)%	(2,756.76)%
Hotel net income (loss) margin	(10.48)%		(10.48)%	0.38%		0.38%	(10.86)%	(10.86)%
Hotel EBITDA	$1,460	$—	$1,460	$2,450	$—	$2,450	(40.41)%	(40.41)%
Hotel EBITDA margin	15.57%		15.57%	25.05%		25.05%	(9.48)%	(9.48)%
Selected Operating Information:
RevPAR	$205.53	$—	$205.53	$220.23	$—	$220.23	(6.67)%	(6.67)%
Occupancy	70.66%	—%	70.66%	75.35%	—%	75.35%	(6.22)%	(6.22)%
ADR	$290.89	$—	$290.89	$292.28	$—	$292.28	(0.48)%	(0.48)%

THE RITZ-CARLTON SARASOTA
Selected Financial Information:
Rooms revenue	$9,357	$—	$9,357	$9,387	$—	$9,387	(0.32)%	(0.32)%
Total hotel revenue	$22,824	$—	$22,824	$22,101	$—	$22,101	3.27%	3.27%
Hotel net income (loss)	$3,478	$—	$3,478	$2,593	$—	$2,593	34.13%	34.13%
Hotel net income (loss) margin	15.24%		15.24%	11.73%		11.73%	3.51%	3.51%
Hotel EBITDA	$5,472	$—	$5,472	$6,120	$—	$6,120	(10.59)%	(10.59)%
Hotel EBITDA margin	23.97%		23.97%	27.69%		27.69%	(3.72)%	(3.72)%
Selected Operating Information:
RevPAR	$372.52	$—	$372.52	$373.75	$—	$373.75	(0.33)%	(0.33)%
Occupancy	67.68%	—%	67.68%	63.35%	—%	63.35%	6.84%	6.84%
ADR	$550.40	$—	$550.40	$590.01	$—	$590.01	(6.71)%	(6.71)%

THE RITZ-CARLTON LAKE TAHOE
Selected Financial Information:
Rooms revenue	$3,824	$—	$3,824	$4,533	$—	$4,533	(15.64)%	(15.64)%
Total hotel revenue	$7,663	$—	$7,663	$9,863	$—	$9,863	(22.31)%	(22.31)%
Hotel net income (loss)	$(4,662)	$—	$(4,662)	$(2,450)	$—	$(2,450)	(90.29)%	(90.29)%
Hotel net income (loss) margin	(60.84)%		(60.84)%	(24.84)%		(24.84)%	(36.00)%	(36.00)%
Hotel EBITDA	$(1,050)	$—	$(1,050)	$(115)	$—	$(115)	(813.04)%	(813.04)%
Hotel EBITDA margin	(13.70)%		(13.70)%	(1.17)%		(1.17)%	(12.53)%	(12.53)%
Selected Operating Information:
RevPAR	$229.69	$—	$229.69	$272.17	$—	$272.17	(15.61)%	(15.61)%
Occupancy	42.73%	—%	42.73%	53.05%	—%	53.05%	(19.45)%	(19.45)%
ADR	$537.60	$—	$537.60	$513.08	$—	$513.08	4.78%	4.78%

MARRIOTT SEATTLE WATERFRONT
Selected Financial Information:
Rooms revenue	$8,786	$—	$8,786	$8,193	$—	$8,193	7.24%	7.24%
Total hotel revenue	$10,967	$—	$10,967	$9,941	$—	$9,941	10.32%	10.32%
Hotel net income (loss)	$2,995	$—	$2,995	$2,729	$—	$2,729	9.75%	9.75%
Hotel net income (loss) margin	27.31%		27.31%	27.45%		27.45%	(0.14)%	(0.14)%
Hotel EBITDA	$4,737	$—	$4,737	$4,313	$—	$4,313	9.83%	9.83%
Hotel EBITDA margin	43.19%		43.19%	43.39%		43.39%	(0.20)%	(0.20)%
Selected Operating Information:
RevPAR	$261.65	$—	$261.65	$243.99	$—	$243.99	7.24%	7.24%
Occupancy	80.29%	—%	80.29%	78.58%	—%	78.58%	2.18%	2.18%
ADR	$325.90	$—	$325.90	$310.50	$—	$310.50	4.96%	4.96%

	Three Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2024	2024	2024	2023	2023	2023	% Variance	% Variance
THE RITZ-CARLTON ST. THOMAS
Selected Financial Information:
Rooms revenue	$11,863	$—	$11,863	$13,176	$—	$13,176	(9.97)%	(9.97)%
Total hotel revenue	$20,307	$—	$20,307	$21,544	$—	$21,544	(5.74)%	(5.74)%
Hotel net income (loss)	$2,564	$—	$2,564	$3,586	$—	$3,586	(28.50)%	(28.50)%
Hotel net income (loss) margin	12.63%		12.63%	16.65%		16.65%	(4.02)%	(4.02)%
Hotel EBITDA	$5,967	$—	$5,967	$6,848	$—	$6,848	(12.87)%	(12.87)%
Hotel EBITDA margin	29.38%		29.38%	31.79%		31.79%	(2.41)%	(2.41)%
Selected Operating Information:
RevPAR	$724.27	$—	$724.27	$804.45	$—	$804.45	(9.97)%	(9.97)%
Occupancy	71.06%	—%	71.06%	75.53%	—%	75.53%	(5.92)%	(5.92)%
ADR	$1,019.21	$—	$1,019.21	$1,065.06	$—	$1,065.06	(4.30)%	(4.30)%

CAMEO BEVERLY HILLS
Selected Financial Information:
Rooms revenue	$2,712	$—	$2,712	$3,306	$—	$3,306	(17.97)%	(17.97)%
Total hotel revenue	$3,655	$—	$3,655	$4,632	$—	$4,632	(21.09)%	(21.09)%
Hotel net income (loss)	$(936)	$—	$(936)	$(595)	$—	$(595)	(57.31)%	(57.31)%
Hotel net income (loss) margin	(25.61)%		(25.61)%	(12.85)%		(12.85)%	(12.76)%	(12.76)%
Hotel EBITDA	$(51)	$—	$(51)	$648	$—	$648	(107.87)%	(107.87)%
Hotel EBITDA margin	(1.40)%		(1.40)%	13.99%		13.99%	(15.39)%	(15.39)%
Selected Operating Information:
RevPAR	$208.42	$—	$208.42	$254.01	$—	$254.01	(17.95)%	(17.95)%
Occupancy	70.38%	—%	70.38%	79.52%	—%	79.52%	(11.49)%	(11.49)%
ADR	$296.12	$—	$296.12	$319.43	$—	$319.43	(7.30)%	(7.30)%

THE RITZ-CARLTON RESERVE DORADO BEACH
Selected Financial Information:
Rooms revenue	$10,594	$—	$10,594	$14,027	$—	$14,027	(24.47)%	(24.47)%
Total hotel revenue	$17,287	$—	$17,287	$21,965	$—	$21,965	(21.30)%	(21.30)%
Hotel net income (loss)	$(583)	$—	$(583)	$3,960	$—	$3,960	(114.72)%	(114.72)%
Hotel net income (loss) margin	(3.37)%		(3.37)%	18.03%		18.03%	(21.40)%	(21.40)%
Hotel EBITDA	$2,905	$—	$2,905	$5,826	$—	$5,826	(50.14)%	(50.14)%
Hotel EBITDA margin	16.80%		16.80%	26.52%		26.52%	(9.72)%	(9.72)%
Selected Operating Information:
RevPAR	$1,098.31	$—	$1,098.31	$1,454.20	$—	$1,454.20	(24.47)%	(24.47)%
Occupancy	53.78%	—%	53.78%	64.07%	—%	64.07%	(16.06)%	(16.06)%
ADR	$2,042.08	$—	$2,042.08	$2,269.78	$—	$2,269.78	(10.03)%	(10.03)%

FOUR SEASONS RESORT SCOTTSDALE
Selected Financial Information:
Rooms revenue	$8,733	$—	$8,733	$7,924	$—	$7,924	10.21%	10.21%
Total hotel revenue	$17,231	$—	$17,231	$15,235	$—	$15,235	13.10%	13.10%
Hotel net income (loss)	$(778)	$—	$(778)	$(508)	$—	$(508)	(53.15)%	(53.15)%
Hotel net income (loss) margin	(4.52)%		(4.52)%	(3.33)%		(3.33)%	(1.19)%	(1.19)%
Hotel EBITDA	$5,142	$—	$5,142	$4,230	$—	$4,230	21.56%	21.56%
Hotel EBITDA margin	29.84%		29.84%	27.77%		27.77%	2.07%	2.07%
Selected Operating Information:
RevPAR	$457.03	$—	$457.03	$414.67	$—	$414.67	10.22%	10.22%
Occupancy	56.85%	—%	56.85%	48.66%	—%	48.66%	16.83%	16.83%
ADR	$803.92	$—	$803.92	$852.18	$—	$852.18	(5.66)%	(5.66)%

	Three Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2024	2024	2024	2023	2023	2023	% Variance	% Variance
RESORT PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$67,441	$—	$67,441	$72,073	$—	$72,073	(6.43)%	(6.43)%
Total hotel revenue	$122,242	$—	$122,242	$126,234	$—	$126,234	(3.16)%	(3.16)%
Hotel net income (loss)	$3,260	$—	$3,260	$8,770	$—	$8,770	(62.83)%	(62.83)%
Hotel net income (loss) margin	2.67%		2.67%	6.95%		6.95%	(4.28)%	(4.28)%
Hotel EBITDA	$28,989	$—	$28,989	$33,288	$—	$33,288	(12.91)%	(12.91)%
Hotel EBITDA margin	23.71%		23.71%	26.37%		26.37%	(2.66)%	(2.66)%
Selected Operating Information:
RevPAR	$405.20	$—	$405.20	$433.04	$—	$433.04	(6.43)%	(6.43)%
Occupancy	64.44%	—%	64.44%	63.57%	—%	63.57%	1.37%	1.37%
ADR	$628.83	$—	$628.83	$681.19	$—	$681.19	(7.69)%	(7.69)%

URBAN PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$49,666	$—	$49,666	$46,530	$—	$46,530	6.74%	6.74%
Total hotel revenue	$66,065	$—	$66,065	$61,671	$—	$61,671	7.12%	7.12%
Hotel net income (loss)	$10,772	$—	$10,772	$9,373	$—	$9,373	14.93%	14.93%
Hotel net income (loss) margin	16.31%		16.31%	15.20%		15.20%	1.11%	1.11%
Hotel EBITDA	$22,089	$—	$22,089	$20,372	$—	$20,372	8.43%	8.43%
Hotel EBITDA margin	33.44%		33.44%	33.03%		33.03%	0.41%	0.41%
Selected Operating Information:
RevPAR	$227.88	$—	$227.88	$214.30	$—	$214.30	6.34%	6.34%
Occupancy	79.22%	—%	79.22%	76.53%	—%	76.53%	3.51%	3.51%
ADR	$287.66	$—	$287.66	$280.00	$—	$280.00	2.74%	2.74%

BRAEMAR PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$117,107	$—	$117,107	$118,603	$—	$118,603	(1.26)%	(1.26)%
Total hotel revenue	$188,307	$—	$188,307	$187,905	$—	$187,905	0.21%	0.21%
Hotel net income (loss)	$14,032	$—	$14,032	$18,143	$—	$18,143	(22.66)%	(22.66)%
Hotel net income (loss) margin	7.45%		7.45%	9.66%		9.66%	(2.21)%	(2.21)%
Hotel EBITDA	$51,078	$—	$51,078	$53,660	$—	$53,660	(4.81)%	(4.81)%
Hotel EBITDA margin	27.12%		27.12%	28.56%		28.56%	(1.44)%	(1.44)%
Selected Operating Information:
RevPAR	$304.66	$—	$304.66	$309.21	$—	$309.21	(1.47)%	(1.47)%
Occupancy	72.82%	—%	72.82%	70.91%	—%	70.91%	2.69%	2.69%
ADR	$418.38	$—	$418.38	$436.07	$—	$436.07	(4.06)%	(4.06)%
NOTES:
(1)    The above comparable information assumes the 16 hotel properties owned and included in the Company's operations at June 30, 2024, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, total hotel revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with the Ritz-Carlton Lake Tahoe and the Ritz-Carlton Reserve Dorado Beach hotels.
(3)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(4)    Resort properties include: Hilton La Jolla Torrey Pines, Bardessono Hotel and Spa, Pier House Resort & Spa, Hotel Yountville, Park Hyatt Beaver Creek Resort & Spa, The Ritz-Carlton Sarasota, The Ritz-Carlton Lake Tahoe, The Ritz-Carlton St. Thomas, The Ritz-Carlton Reserve Dorado Beach, Four Seasons Resort Scottsdale
(5)    Urban properties include: Capital Hilton Washington D.C., Sofitel Chicago Magnificent Mile, The Notary Hotel, The Clancy, Marriott Seattle Waterfront, Cameo Beverly Hills
(6)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY
(in thousands, except operating information)
(unaudited)

	Six Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2024	2024	2024	2023	2023	2023	% Variance	% Variance
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$22,643	$—	$22,643	$20,210	$—	$20,210	12.04%	12.04%
Total hotel revenue	$35,423	$—	$35,423	$32,278	$—	$32,278	9.74%	9.74%
Hotel net income (loss)	$4,288	$—	$4,288	$5,658	$—	$5,658	(24.21)%	(24.21)%
Hotel net income (loss) margin	12.11%		12.11%	17.53%		17.53%	(5.42)%	(5.42)%
Hotel EBITDA	$11,984	$—	$11,984	$10,240	$—	$10,240	17.03%	17.03%
Hotel EBITDA margin	33.83%		33.83%	31.72%		31.72%	2.11%	2.11%
Selected Operating Information:
RevPAR	$222.88	$—	$222.88	$203.01	$—	$203.01	9.79%	9.79%
Occupancy	80.64%	—%	80.64%	76.73%	—%	76.73%	5.10%	5.10%
ADR	$276.38	$—	$276.38	$264.58	$—	$264.58	4.46%	4.46%

HILTON LA JOLLA TORREY PINES
Selected Financial Information:
Rooms revenue	$14,127	$—	$14,127	$13,904	$—	$13,904	1.60%	1.60%
Total hotel revenue	$25,852	$—	$25,852	$24,281	$—	$24,281	6.47%	6.47%
Hotel net income (loss)	$6,660	$—	$6,660	$5,987	$—	$5,987	11.24%	11.24%
Hotel net income (loss) margin	25.76%		25.76%	24.66%		24.66%	1.10%	1.10%
Hotel EBITDA	$8,758	$—	$8,758	$8,002	$—	$8,002	9.45%	9.45%
Hotel EBITDA margin	33.88%		33.88%	32.96%		32.96%	0.92%	0.92%
Selected Operating Information:
RevPAR	$197.01	$—	$197.01	$194.97	$—	$194.97	1.05%	1.05%
Occupancy	78.59%	—%	78.59%	78.59%	—%	78.59%	—%	—%
ADR	$250.70	$—	$250.70	$248.09	$—	$248.09	1.05%	1.05%

SOFITEL CHICAGO MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$11,721	$—	$11,721	$11,304	$—	$11,304	3.69%	3.69%
Total hotel revenue	$16,075	$—	$16,075	$15,001	$—	$15,001	7.16%	7.16%
Hotel net income (loss)	$(100)	$—	$(100)	$967	$—	$967	(110.34)%	(110.34)%
Hotel net income (loss) margin	(0.62)%		(0.62)%	6.45%		6.45%	(7.07)%	(7.07)%
Hotel EBITDA	$2,185	$—	$2,185	$3,418	$—	$3,418	(36.07)%	(36.07)%
Hotel EBITDA margin	13.59%		13.59%	22.79%		22.79%	(9.20)%	(9.20)%
Selected Operating Information:
RevPAR	$155.18	$—	$155.18	$150.49	$—	$150.49	3.12%	3.12%
Occupancy	66.36%	—%	66.36%	64.75%	—%	64.75%	2.49%	2.49%
ADR	$233.86	$—	$233.86	$232.43	$—	$232.43	0.62%	0.62%

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$6,528	$—	$6,528	$7,435	$—	$7,435	(12.20)%	(12.20)%
Total hotel revenue	$8,932	$—	$8,932	$10,061	$—	$10,061	(11.22)%	(11.22)%
Hotel net income (loss)	$(190)	$—	$(190)	$(540)	$—	$(540)	64.81%	64.81%
Hotel net income (loss) margin	(2.13)%		(2.13)%	(5.37)%		(5.37)%	3.24%	3.24%
Hotel EBITDA	$1,371	$—	$1,371	$2,364	$—	$2,364	(42.01)%	(42.01)%
Hotel EBITDA margin	15.35%		15.35%	23.50%		23.50%	(8.15)%	(8.15)%
Selected Operating Information:
RevPAR	$551.79	$—	$551.79	$631.94	$—	$631.94	(12.68)%	(12.68)%
Occupancy	57.10%	—%	57.10%	61.04%	—%	61.04%	(6.45)%	(6.45)%
ADR	$966.35	$—	$966.35	$1,035.33	$—	$1,035.33	(6.66)%	(6.66)%

	Six Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2024	2024	2024	2023	2023	2023	% Variance	% Variance
PIER HOUSE RESORT & SPA
Selected Financial Information:
Rooms revenue	$13,447	$—	$13,447	$13,917	$—	$13,917	(3.38)%	(3.38)%
Total hotel revenue	$17,026	$—	$17,026	$17,343	$—	$17,343	(1.83)%	(1.83)%
Hotel net income (loss)	$3,869	$—	$3,869	$5,523	$—	$5,523	(29.95)%	(29.95)%
Hotel net income (loss) margin	22.72%		22.72%	31.85%		31.85%	(9.13)%	(9.13)%
Hotel EBITDA	$8,714	$—	$8,714	$9,533	$—	$9,533	(8.59)%	(8.59)%
Hotel EBITDA margin	51.18%		51.18%	54.97%		54.97%	(3.79)%	(3.79)%
Selected Operating Information:
RevPAR	$520.32	$—	$520.32	$541.48	$—	$541.48	(3.91)%	(3.91)%
Occupancy	74.21%	—%	74.21%	76.48%	—%	76.48%	(2.97)%	(2.97)%
ADR	$701.14	$—	$701.14	$708.03	$—	$708.03	(0.97)%	(0.97)%

HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$5,144	$—	$5,144	$5,306	$—	$5,306	(3.05)%	(3.05)%
Total hotel revenue	$6,724	$—	$6,724	$6,595	$—	$6,595	1.96%	1.96%
Hotel net income (loss)	$539	$—	$539	$(984)	$—	$(984)	154.78%	154.78%
Hotel net income (loss) margin	8.02%		8.02%	(14.92)%		(14.92)%	22.94%	22.94%
Hotel EBITDA	$1,418	$—	$1,418	$1,738	$—	$1,738	(18.41)%	(18.41)%
Hotel EBITDA margin	21.09%		21.09%	26.35%		26.35%	(5.26)%	(5.26)%
Selected Operating Information:
RevPAR	$353.32	$—	$353.32	$366.46	$—	$366.46	(3.59)%	(3.59)%
Occupancy	57.27%	—%	57.27%	53.64%	—%	53.64%	6.77%	6.77%
ADR	$616.97	$—	$616.97	$683.20	$—	$683.20	(9.69)%	(9.69)%

PARK HYATT BEAVER CREEK RESORT & SPA
Selected Financial Information:
Rooms revenue	$15,093	$—	$15,093	$16,207	$—	$16,207	(6.87)%	(6.87)%
Total hotel revenue	$27,977	$—	$27,977	$29,051	$—	$29,051	(3.70)%	(3.70)%
Hotel net income (loss)	$3,561	$—	$3,561	$3,456	$—	$3,456	3.04%	3.04%
Hotel net income (loss) margin	12.73%		12.73%	11.90%		11.90%	0.83%	0.83%
Hotel EBITDA	$8,933	$—	$8,933	$8,891	$—	$8,891	0.47%	0.47%
Hotel EBITDA margin	31.93%		31.93%	30.60%		30.60%	1.33%	1.33%
Selected Operating Information:
RevPAR	$429.67	$—	$429.67	$465.17	$—	$465.17	(7.63)%	(7.63)%
Occupancy	58.29%	—%	58.29%	57.40%	—%	57.40%	1.55%	1.55%
ADR	$737.16	$—	$737.16	$810.41	$—	$810.41	(9.04)%	(9.04)%

THE NOTARY HOTEL
Selected Financial Information:
Rooms revenue	$13,138	$—	$13,138	$12,163	$—	$12,163	8.02%	8.02%
Total hotel revenue	$16,662	$—	$16,662	$15,440	$—	$15,440	7.91%	7.91%
Hotel net income (loss)	$1,419	$—	$1,419	$30	$—	$30	4,630.00%	4,630.00%
Hotel net income (loss) margin	8.52%		8.52%	0.19%		0.19%	8.33%	8.33%
Hotel EBITDA	$4,692	$—	$4,692	$4,280	$—	$4,280	9.63%	9.63%
Hotel EBITDA margin	28.16%		28.16%	27.72%		27.72%	0.44%	0.44%
Selected Operating Information:
RevPAR	$144.66	$—	$144.66	$134.66	$—	$134.66	7.43%	7.43%
Occupancy	64.11%	—%	64.11%	60.60%	—%	60.60%	5.79%	5.79%
ADR	$225.63	$—	$225.63	$222.21	$—	$222.21	1.54%	1.54%

	Six Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2024	2024	2024	2023	2023	2023	% Variance	% Variance
THE CLANCY
Selected Financial Information:
Rooms revenue	$16,531	$—	$16,531	$16,467	$—	$16,467	0.39%	0.39%
Total hotel revenue	$20,086	$—	$20,086	$19,540	$—	$19,540	2.79%	2.79%
Hotel net income (loss)	$(540)	$—	$(540)	$(114)	$—	$(114)	(373.68)%	(373.68)%
Hotel net income (loss) margin	(2.69)%		(2.69)%	(0.58)%		(0.58)%	(2.11)%	(2.11)%
Hotel EBITDA	$4,121	$—	$4,121	$4,845	$—	$4,845	(14.94)%	(14.94)%
Hotel EBITDA margin	20.52%		20.52%	24.80%		24.80%	(4.28)%	(4.28)%
Selected Operating Information:
RevPAR	$221.54	$—	$221.54	$221.90	$—	$221.90	(0.16)%	(0.16)%
Occupancy	69.75%	—%	69.75%	69.44%	—%	69.44%	0.45%	0.45%
ADR	$317.60	$—	$317.60	$319.54	$—	$319.54	(0.61)%	(0.61)%

THE RITZ-CARLTON SARASOTA
Selected Financial Information:
Rooms revenue	$23,525	$—	$23,525	$23,022	$—	$23,022	2.18%	2.18%
Total hotel revenue	$52,748	$—	$52,748	$51,061	$—	$51,061	3.30%	3.30%
Hotel net income (loss)	$12,721	$—	$12,721	$9,344	$—	$9,344	36.14%	36.14%
Hotel net income (loss) margin	24.12%		24.12%	18.30%		18.30%	5.82%	5.82%
Hotel EBITDA	$16,435	$—	$16,435	$16,126	$—	$16,126	1.92%	1.92%
Hotel EBITDA margin	31.16%		31.16%	31.58%		31.58%	(0.42)%	(0.42)%
Selected Operating Information:
RevPAR	$468.32	$—	$468.32	$460.84	$—	$460.84	1.62%	1.62%
Occupancy	73.56%	—%	73.56%	69.41%	—%	69.41%	5.98%	5.98%
ADR	$636.68	$—	$636.68	$663.95	$—	$663.95	(4.11)%	(4.11)%

THE RITZ-CARLTON LAKE TAHOE
Selected Financial Information:
Rooms revenue	$15,428	$—	$15,428	$17,273	$—	$17,273	(10.68)%	(10.68)%
Total hotel revenue	$25,569	$—	$25,569	$29,688	$—	$29,688	(13.87)%	(13.87)%
Hotel net income (loss)	$(4,129)	$—	$(4,129)	$1,178	$—	$1,178	(450.51)%	(450.51)%
Hotel net income (loss) margin	(16.15)%		(16.15)%	3.97%		3.97%	(20.12)%	(20.12)%
Hotel EBITDA	$2,980	$—	$2,980	$5,994	$—	$5,994	(50.28)%	(50.28)%
Hotel EBITDA margin	11.65%		11.65%	20.19%		20.19%	(8.54)%	(8.54)%
Selected Operating Information:
RevPAR	$463.23	$—	$463.23	$521.47	$—	$521.47	(11.17)%	(11.17)%
Occupancy	51.23%	—%	51.23%	60.00%	—%	60.00%	(14.62)%	(14.62)%
ADR	$904.24	$—	$904.24	$869.11	$—	$869.11	4.04%	4.04%

MARRIOTT SEATTLE WATERFRONT
Selected Financial Information:
Rooms revenue	$13,245	$—	$13,245	$12,414	$—	$12,414	6.69%	6.69%
Total hotel revenue	$16,670	$—	$16,670	$15,274	$—	$15,274	9.14%	9.14%
Hotel net income (loss)	$2,157	$—	$2,157	$2,098	$—	$2,098	2.81%	2.81%
Hotel net income (loss) margin	12.94%		12.94%	13.74%		13.74%	(0.80)%	(0.80)%
Hotel EBITDA	$5,632	$—	$5,632	$5,325	$—	$5,325	5.77%	5.77%
Hotel EBITDA margin	33.79%		33.79%	34.86%		34.86%	(1.07)%	(1.07)%
Selected Operating Information:
RevPAR	$197.22	$—	$197.22	$185.87	$—	$185.87	6.11%	6.11%
Occupancy	69.85%	—%	69.85%	68.82%	—%	68.82%	1.50%	1.50%
ADR	$282.36	$—	$282.36	$270.09	$—	$270.09	4.54%	4.54%

	Six Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2024	2024	2024	2023	2023	2023	% Variance	% Variance
THE RITZ-CARLTON ST. THOMAS
Selected Financial Information:
Rooms revenue	$28,676	$—	$28,676	$29,476	$—	$29,476	(2.71)%	(2.71)%
Total hotel revenue	$45,302	$—	$45,302	$45,309	$—	$45,309	(0.02)%	(0.02)%
Hotel net income (loss)	$11,297	$—	$11,297	$9,390	$—	$9,390	20.31%	20.31%
Hotel net income (loss) margin	24.94%		24.94%	20.72%		20.72%	4.22%	4.22%
Hotel EBITDA	$16,078	$—	$16,078	$15,849	$—	$15,849	1.44%	1.44%
Hotel EBITDA margin	35.49%		35.49%	34.98%		34.98%	0.51%	0.51%
Selected Operating Information:
RevPAR	$875.35	$—	$875.35	$904.73	$—	$904.73	(3.25)%	(3.25)%
Occupancy	73.83%	—%	73.83%	75.16%	—%	75.16%	(1.77)%	(1.77)%
ADR	$1,185.56	$—	$1,185.56	$1,203.70	$—	$1,203.70	(1.51)%	(1.51)%

CAMEO BEVERLY HILLS
Selected Financial Information:
Rooms revenue	$5,001	$—	$5,001	$6,501	$—	$6,501	(23.07)%	(23.07)%
Total hotel revenue	$6,756	$—	$6,756	$9,176	$—	$9,176	(26.37)%	(26.37)%
Hotel net income (loss)	$(2,742)	$—	$(2,742)	$(1,088)	$—	$(1,088)	(152.02)%	(152.02)%
Hotel net income (loss) margin	(40.59)%		(40.59)%	(11.86)%		(11.86)%	(28.73)%	(28.73)%
Hotel EBITDA	$(474)	$—	$(474)	$1,402	$—	$1,402	(133.81)%	(133.81)%
Hotel EBITDA margin	(7.02)%		(7.02)%	15.28%		15.28%	(22.30)%	(22.30)%
Selected Operating Information:
RevPAR	$192.16	$—	$192.16	$251.17	$—	$251.17	(23.49)%	(23.49)%
Occupancy	68.80%	—%	68.80%	77.52%	—%	77.52%	(11.25)%	(11.25)%
ADR	$279.30	$—	$279.30	$324.00	$—	$324.00	(13.80)%	(13.80)%

THE RITZ-CARLTON RESERVE DORADO BEACH
Selected Financial Information:
Rooms revenue	$31,447	$—	$31,447	$30,746	$—	$30,746	2.28%	2.28%
Total hotel revenue	$46,017	$—	$46,017	$46,461	$—	$46,461	(0.96)%	(0.96)%
Hotel net income (loss)	$7,233	$—	$7,233	$10,130	$—	$10,130	(28.60)%	(28.60)%
Hotel net income (loss) margin	15.72%		15.72%	21.80%		21.80%	(6.08)%	(6.08)%
Hotel EBITDA	$13,179	$—	$13,179	$14,099	$—	$14,099	(6.53)%	(6.53)%
Hotel EBITDA margin	28.64%		28.64%	30.35		30.35%	(1.71)%	(1.71)%
Selected Operating Information:
RevPAR	$1,630.05	$—	$1,630.05	$1,602.55	$—	$1,602.55	1.72%	1.72%
Occupancy	59.63%	—%	59.63%	60.19%	—%	60.19%	(0.93)%	(0.93)%
ADR	$2,733.57	$—	$2,733.57	$2,662.50	$—	$2,662.50	2.67%	2.67%

FOUR SEASONS RESORT SCOTTSDALE
Selected Financial Information:
Rooms revenue	$22,848	$—	$22,848	$22,081	$—	$22,081	3.47%	3.47%
Total hotel revenue	$41,926	$—	$41,926	$38,526	$—	$38,526	8.83%	8.83%
Hotel net income (loss)	$4,227	$—	$4,227	$4,861	$—	$4,861	(13.04)%	(13.04)%
Hotel net income (loss) margin	10.08%		10.08%	12.62%		12.62%	(2.54)%	(2.54)%
Hotel EBITDA	$16,051	$—	$16,051	$14,350	$—	$14,350	11.85%	11.85%
Hotel EBITDA margin	38.28%		38.28%	37.25		37.25%	1.03%	1.03%
Selected Operating Information:
RevPAR	$597.81	$—	$597.81	$580.93	$—	$580.93	2.91%	2.91%
Occupancy	60.74%	—%	60.74%	51.02%	—%	51.02%	19.05%	19.05%
ADR	$984.29	$—	$984.29	$1,138.74	$—	$1,138.74	(13.56)%	(13.56)%

	Six Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2024	2024	2024	2023	2023	2023	% Variance	% Variance
RESORT PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$176,263	$—	$176,263	$179,367	$—	$179,367	(1.73)%	(1.73)%
Total hotel revenue	$298,073	$—	$298,073	$298,376	$—	$298,376	(0.10)%	(0.10)%
Hotel net income (loss)	$45,788	$—	$45,788	$48,345	$—	$48,345	(5.29)%	(5.29)%
Hotel net income (loss) margin	15.36%		15.36%	16.20%		16.20%	(0.84)%	(0.84)%
Hotel EBITDA	$93,917	$—	$93,917	$96,946	$—	$96,946	(3.12)%	(3.12)%
Hotel EBITDA margin	31.51%		31.51%	32.49%		32.49%	(0.98)%	(0.98)%
Selected Operating Information:
RevPAR	$529.51	$—	$529.51	$541.97	$—	$541.97	(2.30)%	(2.30)%
Occupancy	67.30%	—%	67.30%	66.66%	—%	66.66%	0.96%	0.96%
ADR	$786.84	$—	$786.84	$813.01	$—	$813.01	(3.22)%	(3.22)%

URBAN PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$82,279	$—	$82,279	$79,059	$—	$79,059	4.07%	4.07%
Total hotel revenue	$111,672	$—	$111,672	$106,709	$—	$106,709	4.65%	4.65%
Hotel net income (loss)	$4,482	$—	$4,482	$7,551	$—	$7,551	(40.64)%	(40.64)%
Hotel net income (loss) margin	4.01%		4.01%	7.08%		7.08%	(3.07)%	(3.07)%
Hotel EBITDA	$28,140	$—	$28,140	$29,510	$—	$29,510	(4.64)%	(4.64)%
Hotel EBITDA margin	25.20%		25.20%	27.65%		27.65%	(2.45)%	(2.45)%
Selected Operating Information:
RevPAR	$188.82	$—	$188.82	$183.06	$—	$183.06	3.15%	3.15%
Occupancy	70.49%	—%	70.49%	68.84%	—%	68.84%	2.40%	2.40%
ADR	$267.89	$—	$267.89	$265.91	$—	$265.91	0.74%	0.74%

BRAEMAR PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$258,542	$—	$258,542	$258,426	$—	$258,426	0.04%	0.04%
Total hotel revenue	$409,745	$—	$409,745	$405,085	$—	$405,085	1.15%	1.15%
Hotel net income (loss)	$50,270	$—	$50,270	$55,896	$—	$55,896	(10.07)%	(10.07)%
Hotel net income (loss) margin	12.27%		12.27%	13.80%		13.80%	(1.53)%	(1.53)%
Hotel EBITDA	$122,057	$—	$122,057	$126,456	$—	$126,456	(3.48)%	(3.48)%
Hotel EBITDA margin	29.79%		29.79%	31.22%		31.22%	(1.43)%	(1.43)%
Selected Operating Information:
RevPAR	$336.37	$—	$336.37	$338.78	$—	$338.78	(0.71)%	(0.71)%
Occupancy	69.10%	—%	69.10%	67.90%	—%	67.90%	1.77%	1.77%
ADR	$486.76	$—	$486.76	$498.95	$—	$498.95	(2.44)%	(2.44)%
NOTES:
(1)    The above comparable information assumes the 16 hotel properties owned and included in the Company's operations at June 30, 2024, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, total hotel revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with the Ritz-Carlton Lake Tahoe and the Ritz-Carlton Reserve Dorado Beach hotels.
(3)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(4)    Resort properties include: Hilton La Jolla Torrey Pines, Bardessono Hotel and Spa, Pier House Resort & Spa, Hotel Yountville, Park Hyatt Beaver Creek Resort & Spa, The Ritz-Carlton Sarasota, The Ritz-Carlton Lake Tahoe, The Ritz-Carlton St. Thomas, The Ritz-Carlton Reserve Dorado Beach, Four Seasons Resort Scottsdale
(5)    Urban properties include: Capital Hilton Washington D.C., Sofitel Chicago Magnificent Mile, The Notary Hotel, The Clancy, Marriott Seattle Waterfront, Cameo Beverly Hills
(6)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY
(in thousands, except operating information)
(unaudited)

	TTM Ended June 30,
	Actual	Non-comparable Adjustments	Comparable
	2024	2024	2024
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$39,048	$—	$39,048
Total hotel revenue	$60,861	$—	$60,861
Hotel net income	$3,564	$—	$3,564
Hotel net income margin	9.13%		9.13%
Hotel EBITDA	$17,171	$—	$17,171
Hotel EBITDA margin	28.21%		28.21%
Selected Operating Information:
RevPAR	$192.55	$—	$192.55
Occupancy	74.92%	—%	74.92%
ADR	$257.00	$—	$257.00

HILTON LA JOLLA TORREY PINES
Selected Financial Information:
Rooms revenue	$28,958	$—	$28,958
Total hotel revenue	$52,286	$—	$52,286
Hotel net income	$13,509	$—	$13,509
Hotel net income margin	46.65%		46.65%
Hotel EBITDA	$18,045	$—	$18,045
Hotel EBITDA margin	34.51%		34.51%
Selected Operating Information:
RevPAR	$200.82	$—	$200.82
Occupancy	78.75%	—%	78.75%
ADR	$254.99	$—	$254.99

SOFITEL CHICAGO MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$25,929	$—	$25,929
Total hotel revenue	$34,991	$—	$34,991
Hotel net income	$2,325	$—	$2,325
Hotel net income margin	8.97%		8.97%
Hotel EBITDA	$6,950	$—	$6,950
Hotel EBITDA margin	19.86%		19.86%
Selected Operating Information:
RevPAR	$170.71	$—	$170.71
Occupancy	71.09%	—%	71.09%
ADR	$240.13	$—	$240.13

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$15,522	$—	$15,522
Total hotel revenue	$21,030	$—	$21,030
Hotel net income	$1,778	$—	$1,778
Hotel net income margin	11.45%		11.45%
Hotel EBITDA	$5,074	$—	$5,074
Hotel EBITDA margin	24.13%		24.13%
Selected Operating Information:
RevPAR	$652.46	$—	$652.46
Occupancy	64.25%	—%	64.25%
ADR	$1,015.51	$—	$1,015.51

	TTM Ended June 30,
	Actual	Non-comparable Adjustments	Comparable
	2024	2024	2024
PIER HOUSE RESORT & SPA
Selected Financial Information:
Rooms revenue	$23,698	$—	$23,698
Total hotel revenue	$30,324	$—	$30,324
Hotel net income	$5,145	$—	$5,145
Hotel net income margin	21.71%		21.71%
Hotel EBITDA	$14,192	$—	$14,192
Hotel EBITDA margin	46.80%		46.80%
Selected Operating Information:
RevPAR	$455.97	$—	$455.97
Occupancy	71.55%	—%	71.55%
ADR	$637.30	$—	$637.30

HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$12,163	$—	$12,163
Total hotel revenue	$15,425	$—	$15,425
Hotel net income	$2,394	$—	$2,394
Hotel net income margin	19.68%		19.68%
Hotel EBITDA	$4,595	$—	$4,595
Hotel EBITDA margin	29.79%		29.79%
Selected Operating Information:
RevPAR	$415.41	$—	$415.41
Occupancy	62.56%	—%	62.56%
ADR	$664.01	$—	$664.01

PARK HYATT BEAVER CREEK RESORT & SPA
Selected Financial Information:
Rooms revenue	$24,237	$—	$24,237
Total hotel revenue	$48,261	$—	$48,261
Hotel net income	$1,193	$—	$1,193
Hotel net income margin	4.92%		4.92%
Hotel EBITDA	$12,315	$—	$12,315
Hotel EBITDA margin	25.52%		25.52%
Selected Operating Information:
RevPAR	$343.12	$—	$343.12
Occupancy	56.25%	—%	56.25%
ADR	$609.96	$—	$609.96

THE NOTARY HOTEL
Selected Financial Information:
Rooms revenue	$27,197	$—	$27,197
Total hotel revenue	$34,339	$—	$34,339
Hotel net income	$3,460	$—	$3,460
Hotel net income margin	12.72%		12.72%
Hotel EBITDA	$10,729	$—	$10,729
Hotel EBITDA margin	31.24%		31.24%
Selected Operating Information:
RevPAR	$148.92	$—	$148.92
Occupancy	64.18%	—%	64.18%
ADR	$232.04	$—	$232.04

	TTM Ended June 30,
	Actual	Non-comparable Adjustments	Comparable
	2024	2024	2024
THE CLANCY
Selected Financial Information:
Rooms revenue	$32,831	$—	$32,831
Total hotel revenue	$39,300	$—	$39,300
Hotel net income	$(888)	$—	$(888)
Hotel net income margin	(2.70)%		(2.70)%
Hotel EBITDA	$8,552	$—	$8,552
Hotel EBITDA margin	21.76%		21.76%
Selected Operating Information:
RevPAR	$218.78	$—	$218.78
Occupancy	70.96%	—%	70.96%
ADR	$308.30	$—	$308.30

THE RITZ-CARLTON SARASOTA
Selected Financial Information:
Rooms revenue	$37,781	$—	$37,781
Total hotel revenue	$87,207	$—	$87,207
Hotel net income	$14,548	$—	$14,548
Hotel net income margin	38.51%		38.51%
Hotel EBITDA	$22,690	$—	$22,690
Hotel EBITDA margin	26.02%		26.02%
Selected Operating Information:
RevPAR	$374.01	$—	$374.01
Occupancy	65.06%	—%	65.06%
ADR	$574.86	$—	$574.86

THE RITZ-CARLTON LAKE TAHOE
Selected Financial Information:
Rooms revenue	$25,952	$—	$25,952
Total hotel revenue	$46,163	$—	$46,163
Hotel net income	$(9,997)	$—	$(9,997)
Hotel net income margin	(38.52)%		(38.52)%
Hotel EBITDA	$3,068	$—	$3,068
Hotel EBITDA margin	6.65%		6.65%
Selected Operating Information:
RevPAR	$387.48	$—	$387.48
Occupancy	45.65%	—%	45.65%
ADR	$848.77	$—	$848.77

MARRIOTT SEATTLE WATERFRONT
Selected Financial Information:
Rooms revenue	$29,241	$—	$29,241
Total hotel revenue	$36,025	$—	$36,025
Hotel net income	$5,530	$—	$5,530
Hotel net income margin	18.91%		18.91%
Hotel EBITDA	$13,123	$—	$13,123
Hotel EBITDA margin	36.43%		36.43%
Selected Operating Information:
RevPAR	$216.52	$—	$216.52
Occupancy	71.20%	—%	71.20%
ADR	$304.09	$—	$304.09

	TTM Ended June 30,
	Actual	Non-comparable Adjustments	Comparable
	2024	2024	2024
THE RITZ-CARLTON ST. THOMAS
Selected Financial Information:
Rooms revenue	$47,171	$—	$47,171
Total hotel revenue	$75,387	$—	$75,387
Hotel net income	$10,229	$—	$10,229
Hotel net income margin	21.68%		21.68%
Hotel EBITDA	$22,857	$—	$22,857
Hotel EBITDA margin	30.32%		30.32%
Selected Operating Information:
RevPAR	$716.01	$—	$716.01
Occupancy	65.79%	—%	65.79%
ADR	$1,088.29	$—	$1,088.29

CAMEO BEVERLY HILLS
Selected Financial Information:
Rooms revenue	$10,227	$—	$10,227
Total hotel revenue	$13,693	$—	$13,693
Hotel net income	$(5,876)	$—	$(5,876)
Hotel net income margin	(57.46)%		(57.46)%
Hotel EBITDA	$(889)	$—	$(889)
Hotel EBITDA margin	(6.49)%		(6.49)%
Selected Operating Information:
RevPAR	$195.41	$—	$195.41
Occupancy	68.46%	—%	68.46%
ADR	$285.44	$—	$285.44

THE RITZ-CARLTON RESERVE DORADO BEACH
Selected Financial Information:
Rooms revenue	$55,413	$—	$55,413
Total hotel revenue	$83,300	$—	$83,300
Hotel net income	$10,583	$—	$10,583
Hotel net income margin	19.10%		19.10%
Hotel EBITDA	$20,004	$—	$20,004
Hotel EBITDA margin	24.01%		24.01%
Selected Operating Information:
RevPAR	$1,428.30	$—	$1,428.30
Occupancy	58.73%	—%	58.73%
ADR	$2,432.17	$—	$2,432.17

FOUR SEASONS RESORT SCOTTSDALE
Selected Financial Information:
Rooms revenue	$36,556	$—	$36,556
Total hotel revenue	$71,066	$—	$71,066
Hotel net income (loss)	$504	$—	$504
Hotel net income (loss) margin	1.38%		1.38%
Hotel EBITDA	$23,564	$—	$23,564
Hotel EBITDA margin	33.16%		33.16%
Selected Operating Information:
RevPAR	$475.62	$—	$475.62
Occupancy	53.11%	—%	53.11%
ADR	$895.46	$—	$895.46

	TTM Ended June 30,
	Actual	Non-comparable Adjustments	Comparable
	2024	2024	2024
RESORT PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$307,451	$—	$307,451
Total hotel revenue	$530,449	$—	$530,449
Hotel net income	$49,886	$—	$49,886
Hotel net income margin	16.23%		16.23%
Hotel EBITDA	$146,404	$—	$146,404
Hotel EBITDA margin	27.60%		27.60%
Selected Operating Information:
RevPAR	$459.29	$—	$459.29
Occupancy	63.84%	—%	63.84%
ADR	$719.45	$—	$719.45

URBAN PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$164,473	$—	$164,473
Total hotel revenue	$219,209	$—	$219,209
Hotel net income	$8,115	$—	$8,115
Hotel net income margin	4.93%		4.93%
Hotel EBITDA	$55,636	$—	$55,636
Hotel EBITDA margin	25.38%		25.38%
Selected Operating Information:
RevPAR	$188.02	$—	$188.02
Occupancy	70.37%	—%	70.37%
ADR	$267.17	$—	$267.17

BRAEMAR PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$471,924	$—	$471,924
Total hotel revenue	$749,658	$—	$749,658
Hotel net income	$58,001	$—	$58,001
Hotel net income margin	12.29%		12.29%
Hotel EBITDA	$202,040	$—	$202,040
Hotel EBITDA margin	26.95%		26.95%
Selected Operating Information:
RevPAR	$305.62	$—	$305.62
Occupancy	67.54%	—%	67.54%
ADR	$452.49	$—	$452.49
NOTES:
(1)    The above comparable information assumes the 16 hotel properties owned and included in the Company's operations at June 30, 2024, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, total hotel revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with the Ritz-Carlton Lake Tahoe and the Ritz-Carlton Reserve Dorado Beach hotels.
(3)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(4)    Resort properties include: Hilton La Jolla Torrey Pines, Bardessono Hotel and Spa, Pier House Resort & Spa, Hotel Yountville, Park Hyatt Beaver Creek Resort & Spa, The Ritz-Carlton Sarasota, The Ritz-Carlton Lake Tahoe, The Ritz-Carlton St. Thomas, The Ritz-Carlton Reserve Dorado Beach, Four Seasons Resort Scottsdale
(5)    Urban properties include: Capital Hilton Washington D.C., Sofitel Chicago Magnificent Mile, The Notary Hotel, The Clancy, Marriott Seattle Waterfront, Cameo Beverly Hills
(6)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
HOTEL REVENUE, NET INCOME (LOSS) & EBITDA FOR TRAILING TWELVE MONTHS
(dollars in thousands)
(unaudited)

	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable
	2024	2024	2024	2024	2024	2024	2023	2023	2023	2023	2023	2023
	2nd Quarter	2nd Quarter	2nd Quarter	1st Quarter	1st Quarter	1st Quarter	4th Quarter	4th Quarter	4th Quarter	3rd Quarter	3rd Quarter	3rd Quarter
Total hotel revenue	$188,307	$—	$188,307	$221,438	$—	$221,438	$179,216	$—	$179,216	$160,697	$—	$160,697
Hotel net income (loss)	$14,032	$—	$14,032	$36,238	$—	$36,238	$6,943	$—	$6,943	$788	$—	$788
Hotel net income (loss) margin	7.45%		7.45%	16.36%		16.36%	3.87%		3.87%	0.49%		0.49%
Hotel EBITDA	$51,078	$—	$51,078	$70,979	$—	$70,979	$45,116	$—	$45,116	$34,867	$—	$34,867
Hotel EBITDA margin	27.12%		27.12%	32.05%		32.05%	25.17%		25.17%	21.70%		21.70%

Hotel net income (loss) % of total TTM	24.2%		24.2%	62.5%		62.5%	12.0%		12.0%	1.3%		1.3%
EBITDA % of total TTM	25.3%		25.3%	35.1%		35.1%	22.3%		22.3%	17.3%		17.3%

JV interests in Hotel net income (loss)	$2,066	$—	$2,066	$671	$—	$671	$702	$—	$702	$830	$—	$830
JV interests in EBITDA	$3,211	$—	$3,211	$1,975	$—	$1,975	$1,769	$—	$1,769	$1,849	$—	$1,849

	Actual	Non-comparable Adjustments	Comparable
	2024	2024	2024
	TTM	TTM	TTM
Total hotel revenue	$749,658	$—	$749,658
Hotel net income (loss)	$58,001	$—	$58,001
Hotel net income (loss) margin	7.74%		7.74%
Hotel EBITDA	$202,040	$—	$202,040
Hotel EBITDA margin	26.95%		26.95%

Hotel net income (loss) % of total TTM	100.0%		100.0%
EBITDA % of total TTM	100.0%		100.0%

JV interests in Hotel net income (loss)	$4,269	$—	$4,269
JV interests in EBITDA	$8,804	$—	$8,804
NOTES:
(1)    The above comparable information assumes the 16 hotel properties owned and included in the Company's operations at June 30, 2024, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    Total hotel revenue includes the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with the Ritz-Carlton Lake Tahoe and the Ritz-Carlton Reserve Dorado Beach hotels.
(4)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
TOTAL ENTERPRISE VALUE
June 30, 2024
(in thousands, except share price)
(unaudited)

June 30, 2024
Common stock shares outstanding	66,522
Partnership units outstanding (common stock equivalents)	7,366
Combined common stock shares and partnership units outstanding	73,888
Common stock price	$2.55
Market capitalization	$188,414
Series B cumulative convertible preferred stock	$76,950
Series D cumulative preferred stock	$40,000
Series E redeemable preferred stock	$403,559
Series M redeemable preferred stock	$40,569
Indebtedness	$1,205,043
Joint venture partner's share of consolidated indebtedness	$(44,300)
Net working capital (see below)	$(89,057)
Total enterprise value (TEV)	$1,821,178

Cash and cash equivalents	$117,673
Restricted cash	$57,833
Accounts receivable, net	$32,476
Prepaid expenses	$5,079
Due from third-party hotel managers, net	$16,096
Total current assets	$229,157

Accounts payable, net & accrued expenses	$128,515
Dividends and distributions payable	$9,333
Due to affiliates, net	$2,252
Total current liabilities	$140,100

Net working capital*	$89,057
* Includes the Company's pro rata share of net working capital in joint ventures.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
ANTICIPATED CAPITAL EXPENDITURES CALENDAR (a)

		2024
		1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
	Rooms	Actual	Actual	Estimated	Estimated
Bardessono Hotel and Spa	65	x
Capital Hilton Washington D.C.	559	x
The Ritz-Carlton Lake Tahoe	170		x	x	x
Cameo Beverly Hills	143
The Ritz-Carlton St. Thomas	180			x	x
The Ritz-Carlton Sarasota	276	x
Total		3	1	2	2
(a)    Only hotels which have had or are expected to have significant capital expenditures that could result in displacement in 2024 are included in this table.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	2024	2024	2023	2023	June 30, 2024
	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter	TTM
Net income (loss)	$14,032	$36,238	$6,943	$788	$58,001
Non-property adjustments	5	—	249	203	457
Interest income	(359)	(333)	(315)	(316)	(1,323)
Interest expense	10,510	10,001	9,250	9,557	39,318
Amortization of loan costs	571	552	622	556	2,301
Depreciation and amortization	24,694	25,420	25,481	22,703	98,298
Income tax expense (benefit)	322	666	1,587	13	2,588
Non-hotel EBITDA ownership expense	1,303	(1,565)	1,299	1,363	2,400
Hotel EBITDA including amounts attributable to noncontrolling interest	51,078	70,979	45,116	34,867	202,040
Non-comparable adjustments	—	—	—	—	—
Comparable hotel EBITDA	$51,078	$70,979	$45,116	$34,867	$202,040

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2024
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$4,307	$3,957	$2,645	$1,030	$832	$1,005	$(3,583)	$2,744	$(983)	$3,478	$(4,662)	$2,995	$2,564	$(936)	$(583)	$(778)	$14,032	$(27,819)	$(13,787)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	5	—	—	—	—	—	5	(5)	—
Interest income	(48)	(110)	—	—	—	—	—	(19)	(55)	(93)	76	(34)	(9)	—	—	(67)	(359)	359	—
Interest expense	—	—	—	—	1,779	—	1,459	—	—	151	1,204	20	1,039	68	1,579	3,211	10,510	15,324	25,834
Amortization of loan cost	—	—	—	—	115	—	—	—	—	—	38	—	—	—	186	232	571	880	1,451
Depreciation and amortization	3,200	1,059	1,141	665	521	428	1,170	1,555	2,104	1,872	2,045	1,740	2,247	654	1,749	2,544	24,694	—	24,694
Income tax expense (benefit)	159	66	—	—	—	—	—	5	—	—	—	—	121	—	(29)	—	322	(436)	(114)
Non-hotel EBITDA ownership expense	238	15	15	115	10	8	12	1	394	64	244	16	5	163	3	—	1,303	(1,303)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	7,856	4,987	3,801	1,810	3,257	1,441	(942)	4,286	1,460	5,472	(1,050)	4,737	5,967	(51)	2,905	5,142	51,078	(13,000)	38,078
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(1,965)	(1,246)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(3,211)	3,211	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	85	85
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(82)	(82)
Hotel EBITDA attributable to the Company and OP unitholders	$5,891	$3,741	$3,801	$1,810	$3,257	$1,441	$(942)	$4,286	$1,460	$5,472	$(1,050)	$4,737	$5,967	$(51)	$2,905	$5,142	$47,867	$(9,786)	$38,081
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$7,856	$4,987	$3,801	$1,810	$3,257	$1,441	$(942)	$4,286	$1,460	$5,472	$(1,050)	$4,737	$5,967	$(51)	$2,905	$5,142	$51,078
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$7,856	$4,987	$3,801	$1,810	$3,257	$1,441	$(942)	$4,286	$1,460	$5,472	$—	$4,737	$5,967	$(51)	$2,905	$5,142	$52,128
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$7,856	$4,987	$3,801	$1,810	$3,257	$1,441	$(942)	$4,286	$1,460	$5,472	$—	$4,737	$5,967	$(51)	$2,905	$5,142	$52,128
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$4,987	$—	$1,810	$3,257	$1,441	$(942)	$—	$—	$5,472	$(1,050)	$—	$5,967	$—	$2,905	$5,142	$28,989
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$—	$4,987	$—	$1,810	$3,257	$1,441	$(942)	$—	$—	$5,472	$(1,050)	$—	$5,967	$—	$2,905	$5,142	$28,989
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$7,856	$—	$3,801	$—	$—	$—	$—	$4,286	$1,460	$—	$—	$4,737	$—	$(51)	$—	$—	$22,089
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$7,856	$—	$3,801	$—	$—	$—	$—	$4,286	$1,460	$—	$—	$4,737	$—	$(51)	$—	$—	$22,089

Exhibit 1

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

	Three Months Ended June 30, 2024
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottssdale Resort	Hotel Total
Aareal (Capital Hilton)	$7,856	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$7,856
BAML Pool (see footnote 3)	—	—	3,801	—	—	—	—	4,286	1,460	—	—	4,737	—	—	—	—	14,284
BAML Credit Facility (see foonote 4)	—	—	—	1,810	—	1,441	—	—	—	5,472	—	—	—	—	—	—	8,723
BAML (Pier House Resort & Spa)	—	—	—	—	3,257	—	—	—	—	—	—	—	—	—	—	—	3,257
Credit Agricole (Park Hyatt Beaver Creek Resort & Spa)	—	—	—	—	—	—	(942)	—	—	—	—	—	—	—	—	—	(942)
BAML (The Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	(1,050)	—	—	—	—	—	(1,050)
Apollo (The Ritz-Carlton St. Thomas)	—	—	—	—	—	—	—	—	—	—	—	—	5,967	—	—	—	5,967
LoanCore (Cameo Beverly Hills)	—	—	—	—	—	—	—	—	—	—	—	—	—	(51)	—	—	(51)
Aareal (Four Seasons Resort Scottsdale)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	5,142	5,142
Prudential (Hilton La Jolla Torrey Pines)	—	4,987	—	—	—	—	—	—	—	—	—	—	—	—	—	—	4,987
Macquarie CAF LLC (The Ritz-Carlton Reserve Dorado Beach)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2,905	—	2,905
Total	$7,856	$4,987	$3,801	$1,810	$3,257	$1,441	$(942)	$4,286	$1,460	$5,472	$(1,050)	$4,737	$5,967	$(51)	$2,905	$5,142	$51,078

NOTES:
(1)    The above comparable information assumes the 16 hotel properties owned and included in the Company's operations at June 30, 2024, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    This mortgage loan is secured by the Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel.
(4)    This credit facility is secured by Bardessono Hotel & Spa, Hotel Yountville, and The Ritz-Carlton Sarasota.
(5)    Excluded hotels under renovation:
The Ritz-Carlton Lake Tahoe

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2024
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(19)	$2,703	$(2,745)	$(1,220)	$3,037	$(466)	$7,144	$(1,325)	$443	$9,243	$533	$(838)	$8,733	$(1,806)	$7,816	$5,005	$36,238	$(20,756)	$15,482
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest income	(38)	(100)	—	—	—	—	—	(17)	(50)	(94)	71	(29)	(13)	—	—	(63)	(333)	333	—
Interest expense	—	—	—	—	1,774	—	1,461	—	—	165	1,207	20	1,030	695	434	3,215	10,001	15,179	25,180
Amortization of loan cost	—	—	—	—	113	—	69	—	—	—	37	—	—	46	61	226	552	759	1,311
Depreciation and amortization	4,137	1,090	1,123	607	517	418	1,199	1,696	2,212	1,696	1,923	1,750	2,227	594	1,710	2,521	25,420	—	25,420
Income tax expense (benefit)	46	64	—	—	—	—	—	5	—	—	—	—	302	—	249	—	666	786	1,452
Non-hotel EBITDA ownership expense	2	14	6	174	16	25	2	47	56	(47)	259	(8)	(2,168)	48	4	5	(1,565)	1,565	—
Hotel EBITDA including amounts attributable to noncontrolling interest	4,128	3,771	(1,616)	(439)	5,457	(23)	9,875	406	2,661	10,963	4,030	895	10,111	(423)	10,274	10,909	70,979	(2,134)	68,845
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(1,032)	(943)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,975)	1,975	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	49	49
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(57)	(57)
Hotel EBITDA attributable to the Company and OP unitholders	$3,096	$2,828	$(1,616)	$(439)	$5,457	$(23)	$9,875	$406	$2,661	$10,963	$4,030	$895	$10,111	$(423)	$10,274	$10,909	$69,004	$(167)	$68,837
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$4,128	$3,771	$(1,616)	$(439)	$5,457	$(23)	$9,875	$406	$2,661	$10,963	$4,030	$895	$10,111	$(423)	$10,274	$10,909	$70,979
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$3,771	$—	$(439)	$5,457	$(23)	$9,875	$—	$—	$10,963	$4,030	$—	$10,111	$—	$10,274	$10,909	$64,928
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$—	$3,771	$—	$(439)	$5,457	$(23)	$9,875	$—	$—	$10,963	$4,030	$—	$10,111	$—	$10,274	$10,909	$64,928
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$4,128	$—	$(1,616)	$—	$—	$—	$—	$406	$2,661	$—	$—	$895	$—	$(423)	$—	$—	$6,051
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$4,128	$—	$(1,616)	$—	$—	$—	$—	$406	$2,661	$—	$—	$895	$—	$(423)	$—	$—	$6,051

Exhibit 1

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

	Three Months Ended March 31, 2024
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottssdale Resort	Hotel Total
Aareal (Capital Hilton)	$4,128	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$4,128
BAML Pool (see footnote 3)	—	—	(1,616)	—	—	—	—	406	2,661	—	—	895	—	—	—	—	2,346
BAML Credit Facility (see foonote 4)	—	—	—	(439)	—	(23)	—	—	—	10,963	—	—	—	—	—	—	10,501
BAML (Pier House Resort & Spa)	—	—	—	—	5,457	—	—	—	—	—	—	—	—	—	—	—	5,457
Credit Agricole (Park Hyatt Beaver Creek Resort & Spa)	—	—	—	—	—	—	9,875	—	—	—	—	—	—	—	—	—	9,875
BAML (The Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	4,030	—	—	—	—	—	4,030
Apollo (The Ritz-Carlton St. Thomas)	—	—	—	—	—	—	—	—	—	—	—	—	10,111	—	—	—	10,111
LoanCore (Cameo Beverly Hills)	—	—	—	—	—	—	—	—	—	—	—	—	—	(423)	—	—	(423)
Aareal (Four Seasons Resort Scottsdale)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	10,909	10,909
Prudential (Hilton La Jolla Torrey Pines)	—	3,771	—	—	—	—	—	—	—	—	—	—	—	—	—	—	3,771
Macquarie CAF LLC (The Ritz-Carlton Reserve Dorado Beach)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	10,274	—	10,274
Total	$4,128	$3,771	$(1,616)	$(439)	$5,457	$(23)	$9,875	$406	$2,661	$10,963	$4,030	$895	$10,111	$(423)	$10,274	$10,909	$70,979
NOTES:
(1)    The above comparable information assumes the 16 hotel properties owned and included in the Company's operations at June 30, 2024, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    This mortgage loan is secured by the Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel.
(4)    This credit facility is secured by Bardessono Hotel & Spa, Hotel Yountville, and The Ritz-Carlton Sarasota.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2023
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(108)	$2,914	$278	$505	$1,248	$621	$(1,113)	$1,665	$(704)	$3,108	$(4,634)	$(671)	$(409)	$(1,862)	$3,920	$2,185	$6,943	$(28,426)	$(21,483)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	249	—	—	—	—	—	249	(249)	—
Interest income	(40)	(95)	9	—	—	—	—	(16)	(48)	(83)	57	(27)	(13)	—	—	(59)	(315)	315	—
Interest expense	—	—	—	—	1,462	—	1,476	—	—	165	1,139	20	1,018	703	—	3,267	9,250	14,135	23,385
Amortization of loan cost	—	—	—	—	81	4	206	—	—	—	65	—	—	45	—	221	622	433	1,055
Depreciation and amortization	2,751	1,053	1,195	580	561	423	1,258	2,034	2,392	1,924	1,660	2,555	2,274	659	1,679	2,483	25,481	—	25,481
Income tax expense (benefit)	10	45	—	—	—	—	—	(4)	—	—	—	—	1,365	—	171	—	1,587	38	1,625
Non-hotel EBITDA ownership expense	161	387	39	125	11	23	4	9	57	18	235	22	9	181	12	6	1,299	(1,299)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	2,774	4,304	1,521	1,210	3,363	1,071	1,831	3,688	1,697	5,132	(1,229)	1,899	4,244	(274)	5,782	8,103	45,116	(15,053)	30,063
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(693)	(1,076)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,769)	1,769	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	45	45
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(54)	(54)
Hotel EBITDA attributable to the Company and OP unitholders	$2,081	$3,228	$1,521	$1,210	$3,363	$1,071	$1,831	$3,688	$1,697	$5,132	$(1,229)	$1,899	$4,244	$(274)	$5,782	$8,103	$43,347	$(13,293)	$30,054
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$2,774	$4,304	$1,521	$1,210	$3,363	$1,071	$1,831	$3,688	$1,697	$5,132	$(1,229)	$1,899	$4,244	$(274)	$5,782	$8,103	$45,116
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$4,304	$—	$1,210	$3,363	$1,071	$1,831	$—	$—	$5,132	$(1,229)	$—	$4,244	$—	$5,782	$8,103	$33,811
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$—	$4,304	$—	$1,210	$3,363	$1,071	$1,831	$—	$—	$5,132	$(1,229)	$—	$4,244	$—	$5,782	$8,103	$33,811
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$2,774	$—	$1,521	$—	$—	$—	$—	$3,688	$1,697	$—	$—	$1,899	$—	$(274)	$—	$—	$11,305
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$2,774	$—	$1,521	$—	$—	$—	$—	$3,688	$1,697	$—	$—	$1,899	$—	$(274)	$—	$—	$11,305

Exhibit 1

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

	Three Months Ended December 31, 2023
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total
Aareal (Capital Hilton)	$2,774	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$2,774
BAML Pool (see footnote 3)	—	—	1,521	—	—	—	—	3,688	1,697	—	—	1,899	—	—	—	—	8,805
BAML Credit Facility (see foonote 4)	—	—	—	1,210	—	1,071	—	—	—	5,132	—	—	—	—	—	—	7,413
BAML (Pier House Resort & Spa)	—	—	—	—	3,363	—	—	—	—	—	—	—	—	—	—	—	3,363
Credit Agricole (Park Hyatt Beaver Creek Resort & Spa)	—	—	—	—	—	—	1,831	—	—	—	—	—	—	—	—	—	1,831
BAML (The Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	(1,229)	—	—	—	—	—	(1,229)
Apollo (The Ritz-Carlton St. Thomas)	—	—	—	—	—	—	—	—	—	—	—	—	4,244	—	—	—	4,244
LoanCore (Cameo Beverly Hills)	—	—	—	—	—	—	—	—	—	—	—	—	—	(274)	—	—	(274)
Aareal (Four Seasons Resort Scottsdale)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	8,103	8,103
Prudential (Hilton La Jolla Torrey Pines)	—	4,304	—	—	—	—	—	—	—	—	—	—	—	—	—	—	4,304
Macquarie CAF LLC (The Ritz-Carlton Reserve Dorado Beach)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	5,782	—	5,782
Total	$2,774	$4,304	$1,521	$1,210	$3,363	$1,071	$1,831	$3,688	$1,697	$5,132	$(1,229)	$1,899	$4,244	$(274)	$5,782	$8,103	$45,116
NOTES:
(1)    The above comparable information assumes the 16 hotel properties owned and included in the Company's operations at June 30, 2024, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    This mortgage loan is secured by the Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel.
(4)    This credit facility is secured by Bardessono Hotel & Spa, Hotel Yountville, and The Ritz-Carlton Sarasota.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2023
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(616)	$3,935	$2,147	$1,463	$28	$1,234	$(1,255)	$376	$356	$(1,281)	$(1,234)	$4,044	$(659)	$(1,272)	$(570)	$(5,908)	$788	$(23,399)	$(22,611)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	(292)	—	495	203	(203)	—
Interest income	(68)	(94)	(3)	—	—	—	—	(12)	(42)	(56)	44	(22)	(12)	—	—	(51)	(316)	316	—
Interest expense	—	—	—	267	1,447	380	1,463	—	—	965	1,008	20	1,010	696	—	2,301	9,557	12,868	22,425
Amortization of loan cost	—	—	—	—	81	12	203	—	—	—	40	—	9	44	—	167	556	325	881
Depreciation and amortization	2,484	1,052	1,121	566	549	421	1,140	1,962	2,403	1,482	1,236	1,536	2,139	528	1,656	2,428	22,703	—	22,703
Income tax expense (benefit)	(35)	67	—	—	—	—	—	5	—	—	—	—	28	—	(52)	—	13	(1,203)	(1,190)
Non-hotel EBITDA ownership expense	648	23	(21)	197	10	59	—	18	17	13	223	14	20	155	9	(22)	1,363	(1,363)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	2,413	4,983	3,244	2,493	2,115	2,106	1,551	2,349	2,734	1,123	1,317	5,592	2,535	(141)	1,043	(590)	34,867	(12,659)	22,208
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(603)	(1,246)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,849)	1,849	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	60	60
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(63)	(63)
Hotel EBITDA attributable to the Company and OP unitholders	$1,810	$3,737	$3,244	$2,493	$2,115	$2,106	$1,551	$2,349	$2,734	$1,123	$1,317	$5,592	$2,535	$(141)	$1,043	$(590)	$33,018	$(10,813)	$22,205
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$2,413	$4,983	$3,244	$2,493	$2,115	$2,106	$1,551	$2,349	$2,734	$1,123	$1,317	$5,592	$2,535	$(141)	$1,043	$(590)	$34,867
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$4,983	$—	$2,493	$2,115	$2,106	$1,551	$—	$—	$1,123	$1,317	$—	$2,535	$—	$1,043	$(590)	$18,676
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$—	$4,983	$—	$2,493	$2,115	$2,106	$1,551	$—	$—	$1,123	$1,317	$—	$2,535	$—	$1,043	$(590)	$18,676
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$2,413	$—	$3,244	$—	$—	$—	$—	$2,349	$2,734	$—	$—	$5,592	$—	$(141)	$—	$—	$16,191
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$2,413	$—	$3,244	$—	$—	$—	$—	$2,349	$2,734	$—	$—	$5,592	$—	$(141)	$—	$—	$16,191

Exhibit 1

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

	Three Months Ended September 30, 2023
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total
Aareal (Capital Hilton)	$2,413	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$2,413
BAML Pool (see footnote 3)	—	—	3,244	—	—	—	—	2,349	2,734	—	—	5,592	—	—	—	—	13,919
BAML Credit Facility (see foonote 4)	—	—	—	2,493	—	2,106	—	—	—	1,123	—	—	—	—	—	—	5,722
BAML (Pier House Resort & Spa)	—	—	—	—	2,115	—	—	—	—	—	—	—	—	—	—	—	2,115
Credit Agricole (Park Hyatt Beaver Creek Resort & Spa)	—	—	—	—	—	—	1,551	—	—	—	—	—	—	—	—	—	1,551
BAML (The Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	1,317	—	—	—	—	—	1,317
Apollo (The Ritz-Carlton St. Thomas)	—	—	—	—	—	—	—	—	—	—	—	—	2,535	—	—	—	2,535
LoanCore (Cameo Beverly Hills)	—	—	—	—	—	—	—	—	—	—	—	—	—	(141)	—	—	(141)
Aareal (Four Seasons Resort Scottsdale)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(590)	(590)
Prudential (Hilton La Jolla Torrey Pines)	—	4,983	—	—	—	—	—	—	—	—	—	—	—	—	—	—	4,983
Macquarie CAF LLC (The Ritz-Carlton Reserve Dorado Beach)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,043	—	1,043
Total	$2,413	$4,983	$3,244	$2,493	$2,115	$2,106	$1,551	$2,349	$2,734	$1,123	$1,317	$5,592	$2,535	$(141)	$1,043	$(590)	$34,867
NOTES:
(1)    The above comparable information assumes the 16 hotel properties owned and included in the Company's operations at June 30, 2024, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    This mortgage loan is secured by the Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel.
(4)    This credit facility is secured by Bardessono Hotel & Spa, Hotel Yountville, and The Ritz-Carlton Sarasota.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2023
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$3,924	$3,105	$1,890	$764	$1,709	$13	$(4,002)	$1,388	$37	$2,593	$(2,450)	$2,729	$3,586	$(595)	$3,960	$(508)	$18,143	$(21,281)	$(3,138)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	(12)	—	—	—	—	—	(12)	12	—
Interest income	(64)	(84)	(6)	—	—	—	—	(8)	(28)	(54)	27	(15)	(10)	—	—	(17)	(259)	259	—
Interest expense	—	—	—	772	1,378	981	1,399	—	—	2,075	961	20	963	667	—	2,209	11,425	11,490	22,915
Amortization of loan cost	—	—	—	—	80	8	201	—	—	—	39	—	27	44	—	163	562	123	685
Depreciation and amortization	2,438	1,044	1,146	588	587	406	1,118	2,035	2,445	1,444	1,117	1,536	2,123	515	1,637	2,388	22,567	—	22,567
Income tax expense (benefit)	125	49	—	—	—	—	—	4	—	—	—	—	133	—	196	—	507	(582)	(75)
Non-hotel EBITDA ownership expense	(81)	16	3	120	21	12	94	167	(4)	62	203	43	26	17	33	(5)	727	(727)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	6,342	4,130	3,033	2,244	3,775	1,420	(1,190)	3,586	2,450	6,120	(115)	4,313	6,848	648	5,826	4,230	53,660	(10,706)	42,954
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(1,586)	(1,032)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(2,618)	2,618	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	75	75
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(80)	(80)
Hotel EBITDA attributable to the Company and OP unitholders	$4,756	$3,098	$3,033	$2,244	$3,775	$1,420	$(1,190)	$3,586	$2,450	$6,120	$(115)	$4,313	$6,848	$648	$5,826	$4,230	$51,042	$(8,093)	$42,949
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$6,342	$4,130	$3,033	$2,244	$3,775	$1,420	$(1,190)	$3,586	$2,450	$6,120	$(115)	$4,313	$6,848	$648	$5,826	$4,230	$53,660
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$6,342	$4,130	$3,033	$2,244	$3,775	$1,420	$(1,190)	$3,586	$2,450	$6,120	$—	$4,313	$6,848	$648	$5,826	$4,230	$53,775
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$6,342	$4,130	$3,033	$2,244	$3,775	$1,420	$(1,190)	$3,586	$2,450	$6,120	$—	$4,313	$6,848	$648	$5,826	$4,230	$53,775
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$4,130	$—	$2,244	$3,775	$1,420	$(1,190)	$—	$—	$6,120	$(115)	$—	$6,848	$—	$5,826	$4,230	$33,288
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$—	$4,130	$—	$2,244	$3,775	$1,420	$(1,190)	$—	$—	$6,120	$(115)	$—	$6,848	$—	$5,826	$4,230	$33,288
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$6,342	$—	$3,033	$—	$—	$—	$—	$3,586	$2,450	$—	$—	$4,313	$—	$648	$—	$—	$20,372
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$6,342	$—	$3,033	$—	$—	$—	$—	$3,586	$2,450	$—	$—	$4,313	$—	$648	$—	$—	$20,372
NOTES:
(1)    The above comparable information assumes the 16 hotel properties owned and included in the Company's operations at June 30, 2024, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    Excluded hotels under renovation:
The Ritz-Carlton Lake Tahoe

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Six Months Ended June 30, 2024
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottssdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$4,288	$6,660	$(100)	$(190)	$3,869	$539	$3,561	$1,419	$(540)	$12,721	$(4,129)	$2,157	$11,297	$(2,742)	$7,233	$4,227	$50,270	$(48,575)	$1,695
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	5	—	—	—	—	—	5	(5)	—
Interest income	(86)	(210)	—	—	—	—	—	(36)	(105)	(187)	147	(63)	(22)	—	—	(130)	(692)	692	—
Interest expense	—	—	—	—	3,553	—	2,920	—	—	316	2,411	40	2,069	763	2,013	6,426	20,511	30,503	51,014
Amortization of loan cost	—	—	—	—	228	—	69	—	—	—	75	—	—	46	247	458	1,123	1,639	2,762
Depreciation and amortization	7,337	2,149	2,264	1,272	1,038	846	2,369	3,251	4,316	3,568	3,968	3,490	4,474	1,248	3,459	5,065	50,114	—	50,114
Income tax expense (benefit)	205	130	—	—	—	—	—	10	—	—	—	—	423	—	220	—	988	350	1,338
Non-hotel EBITDA ownership expense	240	29	21	289	26	33	14	48	450	17	503	8	(2,163)	211	7	5	(262)	262	—
Hotel EBITDA including amounts attributable to noncontrolling interest	11,984	8,758	2,185	1,371	8,714	1,418	8,933	4,692	4,121	16,435	2,980	5,632	16,078	(474)	13,179	16,051	122,057	(15,134)	106,923
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(2,997)	(2,189)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(5,186)	5,186	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	134	134
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(139)	(139)
Hotel EBITDA attributable to the Company and OP unitholders	$8,987	$6,569	$2,185	$1,371	$8,714	$1,418	$8,933	$4,692	$4,121	$16,435	$2,980	$5,632	$16,078	$(474)	$13,179	$16,051	$116,871	$(9,953)	$106,918
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$11,984	$8,758	$2,185	$1,371	$8,714	$1,418	$8,933	$4,692	$4,121	$16,435	$2,980	$5,632	$16,078	$(474)	$13,179	$16,051	$122,057
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$11,984	$8,758	$2,185	$1,371	$8,714	$1,418	$8,933	$4,692	$4,121	$16,435	$—	$5,632	$16,078	$(474)	$13,179	$16,051	$119,077
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$11,984	$8,758	$2,185	$1,371	$8,714	$1,418	$8,933	$4,692	$4,121	$16,435	$—	$5,632	$16,078	$(474)	$13,179	$16,051	$119,077
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$8,758	$—	$1,371	$8,714	$1,418	$8,933	$—	$—	$16,435	$2,980	$—	$16,078	$—	$13,179	$16,051	$93,917
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$—	$8,758	$—	$1,371	$8,714	$1,418	$8,933	$—	$—	$16,435	$2,980	$—	$16,078	$—	$13,179	$16,051	$93,917
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$11,984	$—	$2,185	$—	$—	$—	$—	$4,692	$4,121	$—	$—	$5,632	$—	$(474)	$—	$—	$28,140
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$11,984	$—	$2,185	$—	$—	$—	$—	$4,692	$4,121	$—	$—	$5,632	$—	$(474)	$—	$—	$28,140
NOTES:
(1)    The above comparable information assumes the 16 hotel properties owned and included in the Company's operations at June 30, 2024, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    Excluded hotels under renovation:
The Ritz-Carlton Lake Tahoe

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Six Months Ended June 30, 2023
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottssdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$5,658	$5,987	$967	$(540)	$5,523	$(984)	$3,456	$30	$(114)	$9,344	$1,178	$2,098	$9,390	$(1,088)	$10,130	$4,861	$55,896	$(42,430)	$13,466
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest income	(129)	(157)	(6)	—	—	—	—	(13)	(47)	(96)	27	(24)	(19)	—	—	(30)	(494)	494	—
Interest expense	—	—	—	1,489	2,646	1,883	2,700	—	—	3,966	1,855	40	1,864	1,289	281	4,478	22,491	22,535	45,026
Amortization of loan cost	—	—	—	—	159	8	400	—	—	95	78	—	54	87	—	323	1,204	243	1,447
Depreciation and amortization	4,624	2,071	2,381	1,182	1,180	799	2,226	4,066	4,990	2,749	2,347	3,161	4,259	1,064	3,274	4,715	45,088	—	45,088
Income tax expense (benefit)	151	61	—	—	—	—	—	9	—	—	—	—	269	—	357	—	847	1,407	2,254
Non-hotel EBITDA ownership expense	(64)	40	76	233	25	32	109	188	16	68	509	50	32	50	57	3	1,424	(1,424)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	10,240	8,002	3,418	2,364	9,533	1,738	8,891	4,280	4,845	16,126	5,994	5,325	15,849	1,402	14,099	14,350	126,456	(19,175)	107,281
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(2,561)	(2,000)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(4,561)	4,561	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	148	148
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(157)	(157)
Hotel EBITDA attributable to the Company and OP unitholders	$7,679	$6,002	$3,418	$2,364	$9,533	$1,738	$8,891	$4,280	$4,845	$16,126	$5,994	$5,325	$15,849	$1,402	$14,099	$14,350	$121,895	$(14,623)	$107,272
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$10,240	$8,002	$3,418	$2,364	$9,533	$1,738	$8,891	$4,280	$4,845	$16,126	$5,994	$5,325	$15,849	$1,402	$14,099	$14,350	$126,456
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$10,240	$8,002	$3,418	$2,364	$9,533	$1,738	$8,891	$4,280	$4,845	$16,126	$—	$5,325	$15,849	$1,402	$14,099	$14,350	$120,462
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$10,240	$8,002	$3,418	$2,364	$9,533	$1,738	$8,891	$4,280	$4,845	$16,126	$—	$5,325	$15,849	$1,402	$14,099	$14,350	$120,462
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$8,002	$—	$2,364	$9,533	$1,738	$8,891	$—	$—	$16,126	$5,994	$—	$15,849	$—	$14,099	$14,350	$96,946
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$—	$8,002	$—	$2,364	$9,533	$1,738	$8,891	$—	$—	$16,126	$5,994	$—	$15,849	$—	$14,099	$14,350	$96,946
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$10,240	$—	$3,418	$—	$—	$—	$—	$4,280	$4,845	$—	$—	$5,325	$—	$1,402	$—	$—	$29,510
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$10,240	$—	$3,418	$—	$—	$—	$—	$4,280	$4,845	$—	$—	$5,325	$—	$1,402	$—	$—	$29,510
NOTES:
(1)    The above comparable information assumes the 16 hotel properties owned and included in the Company's operations at June 30, 2024, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    Excluded hotels under renovation:
The Ritz-Carlton Lake Tahoe